Posting Supplement No. 49 dated September 16, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 59006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
59006	$3,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 59006. Member loan 59006 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,733 / month
Current employer:	n/a	Debt-to-income ratio:	14.97%
Length of employment:	3 years 6 months	Location:	Pearland, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking to refinance a credit account which I closed with a balance when I rejected the new terms of the cardmember agreement. This closed account is adversely affecting my credit utilization percentage and I would prefer to move it to a fixed-rate loan. I am a software developer who has been in a stable position with the same company since 2004. I am up-to-date on all payments and am seeking only to reduce the interest rate of this debt. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 8, 2007:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	13
Revolving Credit Balance:	$4,740.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	0
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 376658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376658	$11,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376658. Member loan 376658 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,773 / month
Current employer:	Michael's Hess	Debt-to-income ratio:	18.07%
Length of employment:	5 years 3 months	Location:	Waterford, CT

Home town:
Current & past employers:	Michael's Hess
Education:

This borrower member posted the following loan description, which has not been verified:

I just bought my first home two weeks ago, I must replace the roof within 1 year, it is currently 4 layers and is beginning to look really bad with nails from the lower levels bulging up there are no visible leaks but I do not want to take the chance and i would like to replace it before winter, the overall structure of the house is in perfect shape. we have already moved in! I was able to purchase this house at half the price it's valued at and stand to gain $80,000 in equity

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,720.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 395073

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
395073	$3,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 395073. Member loan 395073 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Garvey School District	Debt-to-income ratio:	2.20%
Length of employment:	11 years 7 months	Location:	Monterey Park, CA

Home town:	Los Angeles
Current & past employers:	Garvey School District
Education:	uc riverside

This borrower member posted the following loan description, which has not been verified:

this loan is to assist me with advertisement to promote my store.

A credit bureau reported the following information about this borrower member on April 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,596.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417251	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417251. Member loan 417251 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,042 / month
Current employer:	Boscov's Department Stores	Debt-to-income ratio:	7.78%
Length of employment:	30 years 2 months	Location:	Wyomissing, PA

Home town:	Reading
Current & past employers:	Boscov's Department Stores, American Color & Chemical
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off credit card bills used for medical (parents bills), education expenses and othe misc. items

A credit bureau reported the following information about this borrower member on June 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1976	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,893.00	Public Records On File:	0
Revolving Line Utilization:	14.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 425051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425051	$12,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425051. Member loan 425051 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	11.94%
Length of employment:	4 years	Location:	Glenwood Springs, CO

Home town:
Current & past employers:	Self Employed
Education:	La Salle University

This borrower member posted the following loan description, which has not been verified:

I am looking for money to purchase an established business and its equipment that provides the service of parking lot light and sign maintenance and repair. Purchase includes a bucket truck, tools, trade name, client list, job orders and training. This is the only business in the area that specializes in providing this service. The service area includes 2 resort communities as well as 7 other towns. The current owner wants to retire. The business has continued to do well despite our current economy and there is room to expand.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	67
Revolving Credit Balance:	$13,583.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427722

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427722	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427722. Member loan 427722 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,667 / month
Current employer:	Computech Inc.	Debt-to-income ratio:	11.85%
Length of employment:	1 year 2 months	Location:	Washington, DC

Home town:	Washington
Current & past employers:	Computech Inc., GK&A Advertising
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

Getting Comcast and ADT Services, and an HDTV to compliment my recent home purchase. Will quickly repay upon receiving national tax credit for first time homebuyers ($8000)

A credit bureau reported the following information about this borrower member on July 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	12
Revolving Credit Balance:	$2,023.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 430014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430014	$4,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430014. Member loan 430014 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	American Music Theatre	Debt-to-income ratio:	1.20%
Length of employment:	1 year	Location:	strasburg, PA

Home town:	Lancaster
Current & past employers:	American Music Theatre, Show Stopper Inc.
Education:	Full Sail Real World Education

This borrower member posted the following loan description, which has not been verified:

The reason for asking to borrow this money is to pay back taxes as well as debt incurred while attmpting to start my own business. Review of my credit report will show that I am very good about making payments. I have a sense of responsibilty to pay back in full anything I have ever borrowed.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,318.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 432853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432853	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432853. Member loan 432853 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	21.36%
Length of employment:	6 years 2 months	Location:	Slidell, LA

Home town:	Lafayette
Current & past employers:	Best Buy Co. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

After recently getting married, my wife and I realized that consolidating our credit card debt would make life easier. We have never been late on any payments, but making so many multiple payments each month is a hassle. Also, we figure paying normal people interest each month is better than paying the banks. This loan would allow us to pay off debt faster, and pay less interest. I do expect to pay this loan off early.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,872.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433322	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433322. Member loan 433322 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Washington State Ferries	Debt-to-income ratio:	10.89%
Length of employment:	11 years 2 months	Location:	Freeland, WA

Home town:	Renton
Current & past employers:	Washington State Ferries
Education:

This borrower member posted the following loan description, which has not been verified:

Due to unfortunate circumstances I was forced to use two credit cards for large amounts. I have not carried a lot of credit card debt in my life and now I have two cards where the minimum monthly payment is $200 each and almost none of that money is going toward the principal because the interest rates are both around 22%. My wife and I both have good paying secure jobs and are able to make monthly payments, and just want to pay off this credit card debt.

A credit bureau reported the following information about this borrower member on August 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,447.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435157

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435157	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435157. Member loan 435157 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Genencor International, a Danisco Division	Debt-to-income ratio:	0.27%
Length of employment:	2 years 1 month	Location:	Sunnyvale, CA

Home town:	Mexico
Current & past employers:	Genencor International, a Danisco Division, E.J. Gallo, San Diego State University, Reese Stealy Research Foundation
Education:	University of California-Davis (UC Davis), University of California-San Diego (UCSD), San Diego Mesa College

This borrower member posted the following loan description, which has not been verified:

As I already finished paying student loans that totaled ~$15,000 (without a single delay), I am ready to move to the next step in my life by purchasing a condo. There are several reasons why I am looking for a home. First, I have been working as a process engineer for the past two years, receiving steady income at a company that produces goods that have inelastic demand (those goods that are needed regardless of circumstance). Second, the rent-to-purchase ratio in my area has been at historical lows. Third, I plan to stay in this area long-term; thus it makes sense to purchase a property. Fourth, I would like to use this property, when paid off, to purchase another property. Therefore, the intention is to improve my credit score to get a bigger loan in the future at good rates. I would sincerely appreciate if I am extended with the opportunity to get the loan. Thank you for allowing me to purchase my first condo. I am not sure how this website works, but I would be more than happy to supply my personal contact information to my lenders.

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	40
Revolving Credit Balance:	$222.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 435180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435180	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435180. Member loan 435180 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	cemex	Debt-to-income ratio:	8.49%
Length of employment:	13 years 3 months	Location:	El Paso, TX

Home town:	mexico
Current & past employers:	cemex
Education:

This borrower member posted the following loan description, which has not been verified:

furniture

A credit bureau reported the following information about this borrower member on August 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,998.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435210	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435210. Member loan 435210 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Department of Veterans Affairs (VA)	Debt-to-income ratio:	17.79%
Length of employment:	2 years 6 months	Location:	New Memphis, IL

Home town:	Richmond
Current & past employers:	Department of Veterans Affairs (VA), Department of the Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

This loan would be to consolidate 3 credit cards and a personal loan totaling very close to $20.000.00. I wish to repay the loan in 30 months. At the current rates of intrest that the credit card companys just increased to it would take me 20 years to repay. I'm looking for a fixed loan at a fixed interest for a specific period.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,283.00	Public Records On File:	0
Revolving Line Utilization:	55.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437399	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437399. Member loan 437399 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,947 / month
Current employer:	Best Buy Co Inc	Debt-to-income ratio:	16.97%
Length of employment:	1 year 8 months	Location:	BLOOMFIELD, NJ

Home town:	Blodgett
Current & past employers:	Best Buy Co Inc, First Investors, Inc., Allmake Appliances, The Roman Catholic Archdiocese of Newark
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

The only purpose this money has is to get me out of credit card debt and give myself one very manageable monthly payment. Last January I was $30,000 in debt, and have worked it down to roughly $20,000. My fiancee and I want to buy a house in the near future but I know I can't do that carrying all this debt with me and expect to be okay in the long run. I manage my expenses very well, and the monthly payment I have set up with Lending Club is only a little more than what I have in minimum monthly payments with my credit cards. Thank you for your time and future investment!

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,708.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438597	$6,500	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438597. Member loan 438597 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	AKSHAR GROUP	Debt-to-income ratio:	14.13%
Length of employment:	10 years 2 months	Location:	DAVISVILLE, WV

Home town:	Parkersburg
Current & past employers:	AKSHAR GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

I will be using the money to pay off my credit card. I am good candidate for this loan beacuse I own my home and have lived there for the past 28 years. I ahve been at my current job for over 10 years. I have no other loans or debts, except for the credit card I am planning to pay off with this loan.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,954.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439312	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439312. Member loan 439312 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Preferred Systems Solutions	Debt-to-income ratio:	4.51%
Length of employment:	5 years 9 months	Location:	Hayes, VA

Home town:	Arlington
Current & past employers:	Preferred Systems Solutions, Computer Sciences Corporation
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I am in the middle of renovation/remodeling and need more cash to cover expenses. I make in excess of 118,000 p/anum AND quarterly bonuses as well. I am extremely responisble and will have no problem making payments accordingly. The primary objective for the improvement is to make my waterfront home 5 bedrooms, vice the 4 that it is now. The house is in excess of 3000 sq ft. Best Regards, JB

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	26
Revolving Credit Balance:	$25,909.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439451	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439451. Member loan 439451 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Real Estate Associates	Debt-to-income ratio:	2.87%
Length of employment:	17 years	Location:	Fort Myers, FL

Home town:
Current & past employers:	Real Estate Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate some debt to have only one payment

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,603.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439470	$18,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439470. Member loan 439470 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Forest Laboratories Inc.	Debt-to-income ratio:	15.98%
Length of employment:	2 years 6 months	Location:	HAUPPAUGE, NY

Home town:	Seoul
Current & past employers:	Forest Laboratories Inc., Pfizer Inc.
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some of the credit card debts with this loan. I have a secure job with brand name pharmaceutical company working with robots and automations. I am willing to pay off my debts without going into the wrong direction. Current interest increase by some of the lenders that I have is not even real. I wish I could get some aid to fix my current financial situation as well as my life.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	28
Revolving Credit Balance:	$48,877.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439472	$4,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439472. Member loan 439472 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Randall County Texas	Debt-to-income ratio:	16.97%
Length of employment:	2 years 9 months	Location:	AMARILLO, TX

Home town:
Current & past employers:	Randall County Texas
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sir or Madam, I am applying for a loan that will be used for the purchase of a Harley-Davidson motorcycle. I will be putting $2,500.00 down payment towards this purchase. The purchase price of the motorcycle will $6,500.00. Thank you

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,187.00	Public Records On File:	0
Revolving Line Utilization:	25.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439477	$14,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439477. Member loan 439477 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Peabody Energy	Debt-to-income ratio:	23.17%
Length of employment:	10 years	Location:	Ofallon, MO

Home town:	St. Charles
Current & past employers:	Peabody Energy
Education:	Ranken Technical College

This borrower member posted the following loan description, which has not been verified:

I am a hard working individual with good job security and good credit history that needs help getting out of credit cards with skyrocketing interest rates. I have disposable income to pay down debt and want more than anything to become debt free so I am dedicated to doing so. Please help!

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,236.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439493	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439493. Member loan 439493 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Rx Two Pharmacy Services, Inc	Debt-to-income ratio:	0.82%
Length of employment:	3 years 6 months	Location:	Irvine, CA

Home town:	West Covina
Current & past employers:	Rx Two Pharmacy Services, Inc, New Century Financial
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

I am looking to payoff money borrowed on margin which is creating a balloon payment situation. I would prefer to not liquidate income earning assets to payoff the balloon payment. If more than $20,000 is available, that would be acceptable too.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,363.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439501	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439501. Member loan 439501 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,167 / month
Current employer:	us government	Debt-to-income ratio:	16.42%
Length of employment:	26 years 9 months	Location:	Pittsburgh, PA

Home town:	Clinton
Current & past employers:	us government
Education:	SUNY at Fredonia

This borrower member posted the following loan description, which has not been verified:

I am just coming out some unexpected bills (large medical bills involving my daughters and wife, a car dying and another needing a new transmission). During that time I had volunteered doing a lot of campaign work during the '09 election. I had good credit but missed payments during the election month on sheer exhaustion and oversight on my part . Additionally I had transferred some of debt to low rate credit cards seeking temporary relief when my rates all got jacked up. After 3 years of frozen salary(due to imposed work rules, since removed) I am looking at a pay increase in Jan of 2010 and would like to start getting out of this credit card choke hold before then. I am a good candidate in that I have steady employment, good income, and good payment history. I also own my own home and live in a good neighborhood in an area that hasn"t been hit by the housing crash and has a reasonable cost of living (Pittsburgh,PA).

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,324.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439547	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439547. Member loan 439547 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	hms host	Debt-to-income ratio:	10.03%
Length of employment:	3 months	Location:	woodhaven, NY

Home town:	guyana
Current & past employers:	hms host, otg management
Education:	elisa rickel dominguez

This borrower member posted the following loan description, which has not been verified:

i will like to pay of all my bills and just have one bill to focus on cuz i am a single mom and my daugther had just came to this contry so it been really hard...so please i will apriciate this loan to start of on 0 again

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$8,245.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439561	$18,400	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439561. Member loan 439561 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,083 / month
Current employer:	Rockwell Group	Debt-to-income ratio:	13.09%
Length of employment:	18 years	Location:	Fort Lauderdale, FL

Home town:	Long Island
Current & past employers:	Rockwell Group, E-LOAN
Education:	Southern Methodist University, University of Dallas Graduate School

This borrower member posted the following loan description, which has not been verified:

??? Purpose: Fund Short-Term Google Spend ??? Need: Bridge Loan for New Client Expansion ??? Term: 36 Months ??? Repay: 100% Repayment Record ??? Income: $11,730 Monthly Gross ??? New: Additional $4000 + % of Spend ??? A/R: $16,700 from 3 Year Client ??? Expense: Google Search Engine Marketing ??? Client Repay: Client to repay Cost Plus Management Fee Time: 60 Days Client is established company that has great track record and comes as a referral to my organization.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,375.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439566	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439566. Member loan 439566 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	manhattan beer distributors	Debt-to-income ratio:	14.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	santo domingo
Current & past employers:	manhattan beer distributors
Education:	city college n.y.

This borrower member posted the following loan description, which has not been verified:

this loan will help me to consolidate my credit cards debts,and be more confident financially

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,004.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439641	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439641. Member loan 439641 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	vana beauty salon	Debt-to-income ratio:	13.51%
Length of employment:	4 years 2 months	Location:	sacramento, CA

Home town:	san jose
Current & past employers:	vana beauty salon
Education:	sju

This borrower member posted the following loan description, which has not been verified:

i need to get a loan to remodel my salon, its in business over 7 years, i have good credit history with payment history.i currently have 4 credit cards with $3500 balance overall.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	21
Revolving Credit Balance:	$7,574.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439689	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439689. Member loan 439689 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	American Association for Clinical Chemistry	Debt-to-income ratio:	14.84%
Length of employment:	4 years 9 months	Location:	ALEXANDRIA, VA

Home town:	Lancaster
Current & past employers:	American Association for Clinical Chemistry, Starbucks Coffee
Education:	George Mason University

This borrower member posted the following loan description, which has not been verified:

I'm cutting the cord to my credit cards. I plan to pay everything off with this loan so I can start saving for a home. I'm employed as a science writer in Washington, D.C. at a nonprofit. Employment market is good here, and I have a solid work history. Just a responsible guy who made some dumb purchasing decisions with credit. Thanks for reading.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,916.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439700	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439700. Member loan 439700 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Citadel Media	Debt-to-income ratio:	2.85%
Length of employment:	1 year 10 months	Location:	Bronxville, NY

Home town:	Salinas
Current & past employers:	Citadel Media, MJI Interactive, Clear Channel Communications
Education:	California State University-Monterey Bay (CSU Monterey Bay), French Culinary Institute

This borrower member posted the following loan description, which has not been verified:

Thank you for your consideration. In the midst of our current economic climate, I've found it to be extremely challenging to obtain financing for culinary school. I am employed as a Digital Media Account Executive, but have decided to pursue my passion for cooking and will begin my culinary education this month at the French Culinary Institute in New York City. My intent is to continue working full-time, while I partake in evening classes three nights a week. The purpose of my loan is to supplement the remaining portion of the $36,200 tuition which I am paying partially through personal savings. Historically my credit history has seen some minor blemishes, but I have done my very best over the course of the last 36 months to keep it spotless. I am a home owner and keep minimal revolving debt. As a loan candidate I feel that I am extremely responsible and a limited liability based on my income, payment history, and employment status.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$4,389.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439702	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439702. Member loan 439702 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Self	Debt-to-income ratio:	6.15%
Length of employment:	10 years	Location:	Smithville, OH

Home town:	Orrville
Current & past employers:	Self
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

This would be a bridge loan until the final paper work goes through for a business I took over a business that has been in business for 26 years, and we just finished a expansion of our third store. Things are going well we are just out of working capital. I have loaned the business all the money I am able at this time. Sometime in the next 30-days my business loan will be finalized and I will repay myself and also this loan. I am looking for a quick and fast loan for working capital reasons.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,156.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439749	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439749. Member loan 439749 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	NAI	Debt-to-income ratio:	11.37%
Length of employment:	4 years 5 months	Location:	chicago, IL

Home town:	Birmingham
Current & past employers:	NAI
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

My business is turning a year old this month and is growing monthly with great reviews and many happy repeat customers. I took out some credit card debt to open the business and would like to combine some of it at a lower rate to improve my cash flow. I have good personal credit and have a personal financial investment in the business as well, so I have a strong determination to ensure that it strives.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,558.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439750	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439750. Member loan 439750 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,842 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	10.31%
Length of employment:	9 years 1 month	Location:	LOUISVILLE, KY

Home town:	LOUISVILLE
Current & past employers:	JPMorgan Chase & Co.
Education:	Sullivan University

This borrower member posted the following loan description, which has not been verified:

REMODELING HOME; WILL USE PORTION TO PAY RECENTLY PURCHASED SERVICES -- ALL CARPET PULLED UP, ALL NEW LAMINATE FLOORING INSTALLED, INTERIOR PAINT ON ENTIRE HOUSE, NEW FURNITURE; FUTURE LOAN PURPOSES -- REMODELING BATH ROOM, REPLACEMENT WINDOWS, GARAGE DOOR & SYSTEM, EXTERIOR PAINT, SHED, GUTTER WORK, POSSIBLE ELECTRICAL WORK, ENERGY SAVING WASHER & DRIER, FRONT & BACK SCREEN DOORS, CLOSET DOORS, WINDOW TREATMENTS, REPLACING BACK YARD FENCING, LIGHT FIXTURES, ETC. FINANCIAL NOTE: PARENTS PAY $200/MONTH FOR MY $254 FINANCIAL AID PAYMENT.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,756.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439781	$15,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439781. Member loan 439781 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,533 / month
Current employer:	retired	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	tarentum, PA

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

Excellent credit Loan used to make improvements on home

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439782	$7,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439782. Member loan 439782 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	city of dania beach	Debt-to-income ratio:	11.93%
Length of employment:	2 years 2 months	Location:	pembroke pines, FL

Home town:	Madison
Current & past employers:	city of dania beach, town of davie
Education:	none

This borrower member posted the following loan description, which has not been verified:

ineed of loan for surgery asap

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,140.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439787	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439787. Member loan 439787 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	American Maritime Officers Plans	Debt-to-income ratio:	24.60%
Length of employment:	2 years 6 months	Location:	Davie, FL

Home town:	Davie
Current & past employers:	American Maritime Officers Plans, United Health Group Inc.
Education:	Broward Community College, Everest University

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card and remodel my home Thank you. M. Collins Okwen

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	49.63%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439788	$14,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439788. Member loan 439788 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	16.65%
Length of employment:	2 years	Location:	CHANDLER, AZ

Home town:	sioux city
Current & past employers:	Morgan Stanley Smith Barney
Education:	Arizona State University

This borrower member posted the following loan description, which has not been verified:

These funds will be used fix two a/c units in the home and consolidate some other debt.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,629.00	Public Records On File:	0
Revolving Line Utilization:	87.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439815	$9,200	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439815. Member loan 439815 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Gateway Harley Davidson	Debt-to-income ratio:	22.70%
Length of employment:	5 years 5 months	Location:	ARNOLD, MO

Home town:	ST. Louis
Current & past employers:	Gateway Harley Davidson, Fazolis
Education:	Jefferson College

This borrower member posted the following loan description, which has not been verified:

Trying to consolidate my debt to make it easier to manage my money

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,608.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439875	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439875. Member loan 439875 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Medical Center of Plano	Debt-to-income ratio:	17.74%
Length of employment:	6 years 9 months	Location:	AUBREY, TX

Home town:	Irving
Current & past employers:	Medical Center of Plano
Education:	Sanford-Brown Institute-Dallas, University of North Texas

This borrower member posted the following loan description, which has not been verified:

I am not behind on any of my payments. I am seeking a consolidation loan simply to put my mind at ease that there is an end to the Credit Card Chaos, so to speak. I am tyring to expand my family and don't want to do so with so much debt hanging over my head. I would love to be able to consolidate my debt in to one easy payment that has an end to it, unlike credit cards where the interest keeps adding up and it seems like there is no end in sight. I understand my credit rating is on the low side of "good". I believe I am a reliable person in paying my debt...I simply have too much.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	9
Revolving Credit Balance:	$18,938.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439935	$14,100	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439935. Member loan 439935 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,290 / month
Current employer:	Wards Cove	Debt-to-income ratio:	14.65%
Length of employment:	8 years	Location:	Bothell, WA

Home town:	Nara
Current & past employers:	Wards Cove, Pyramid Islands
Education:	Edmonds Community College

This borrower member posted the following loan description, which has not been verified:

My husband and I are considering a purchase of our second residential investment property in Indianapolis. We currently hold one residential rental property there (zip=46229) through Michelle Ryan Investments, LLC (my husband's LLC, a WA and IN registered LLC). Though we live away from Indiana, we have our own team set up locally in Indianapolis, consisting of a general contractor, a construction mgmt company, a realtor, a home inspector, and a property management company. We coordinated all aspects of the renovation of the first rental property from right here WA. The renovation was a big success and ended before the scheduled end date, thanks to the very talented team. Upon securing our second rental property, we will be using the same team to renovate it, lease it out, and collect rents. Monthly rents from the 2nd rental property will be covering our monthly payments to you (Lendingclub lenders). It would take a month or two before the property becomes move-in ready and gets rented out. This will most likely result in a situation where we have to pay you before we collect any rent from our tenant. So, what do we do if we have to pay you before collecting the first rent??? How do we make sure we meet our Lendingclub obligation??? No problem at all. We own our existing rental house, free and clear. Because of that, net cash flow from it is more than enough to cover our monthly Lendingclub payment, in case we have to use that source. As many families lost their precious homes to foreclosure, they are desperately searching for a house to rent. This has increased the demand for rental houses. We would like to help a family get a house. To summarize, you as a Lendingclub lender have a very low risk and have a return that's unbelievably higher than that of banks. So, please help us help you, everyone! Please help us help a family that needs our help. Let's find ourselves in a win-win-win situation! Thank you for your interest in becoming our lender.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$87,649.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439948	$4,800	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439948. Member loan 439948 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	law office of bailey and associates	Debt-to-income ratio:	8.96%
Length of employment:	7 years 9 months	Location:	atlanta, GA

Home town:	Covington
Current & past employers:	law office of bailey and associates, april green
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

i need to pay of sum unexpected medical bills that my insurance wont cover

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,552.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439952	$15,850	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439952. Member loan 439952 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Yahoo Inc.	Debt-to-income ratio:	22.84%
Length of employment:	5 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Yahoo Inc.
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Dear lenders: Although I have been paying my credit cards on time each month, due to the high interest rates and finance charges, balance is not reducing at all and I feel as though I am being cheated into these charges. I'd like to pay my cards off and make one monthly payment which will benefit both you and I. Thanks

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$22,684.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439981

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439981	$18,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439981. Member loan 439981 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Astir IT Solutions Inc	Debt-to-income ratio:	15.60%
Length of employment:	3 years 1 month	Location:	Herndon, VA

Home town:
Current & past employers:	Astir IT Solutions Inc, Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for Personal Loan for marriage purpose

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,184.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440014	$3,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440014. Member loan 440014 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Menards	Debt-to-income ratio:	0.36%
Length of employment:	10 years 3 months	Location:	EVERGREEN PARK, IL

Home town:
Current & past employers:	Menards
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I had an unexpected hospital stay, and need to pay the rest of the debt off.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	44
Revolving Credit Balance:	$622.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440023	$14,075	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440023. Member loan 440023 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	casale autobody	Debt-to-income ratio:	13.15%
Length of employment:	1 year 3 months	Location:	norwalk, CT

Home town:	Norwalk
Current & past employers:	casale autobody
Education:

This borrower member posted the following loan description, which has not been verified:

tring to get out of credit card dept and have a monthly affordable fixed payment.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,551.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440110	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440110. Member loan 440110 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Matthews International	Debt-to-income ratio:	19.75%
Length of employment:	2 years	Location:	PITTSBURGH, PA

Home town:	Chambersburg
Current & past employers:	Matthews International, Tri tech Labs, Vertis
Education:	Texarkana College

This borrower member posted the following loan description, which has not been verified:

You had approved me for $15,000, if possible, I'd like to get the max of 20,000. I am purchasing an existing business where I only need to put up half the sale price of the business.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,992.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 440154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440154	$2,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440154. Member loan 440154 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Macy's	Debt-to-income ratio:	8.70%
Length of employment:	3 years	Location:	FORT LAUDERDALE, FL

Home town:	St. Catherine
Current & past employers:	Macy's
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

I need some money to make up what I have to purchase a car because I wanted to buy it cash rather than taking out a car loan.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,622.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440159

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440159	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440159. Member loan 440159 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	n/a	Debt-to-income ratio:	13.58%
Length of employment:	n/a	Location:	LONG BEACH, CA

Home town:	Long Beach
Current & past employers:	Ball Aerospace, Pacific Scientific
Education:	Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I'm trying to consolidate 2 high interest loans, I was referred to lending club by lending tree as already approved.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	50
Revolving Credit Balance:	$16,792.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440243	$12,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440243. Member loan 440243 was requested on September 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,340 / month
Current employer:	World Wide Stereo	Debt-to-income ratio:	15.06%
Length of employment:	8 years 3 months	Location:	Boyertown, PA

Home town:	State College
Current & past employers:	World Wide Stereo
Education:	Peirce College

This borrower member posted the following loan description, which has not been verified:

I am looking for a lender that can help me consolidate a number of credit card accounts (ranging from $700 - $6,000 and totaling just under $12,000) into one easy to manage loan product. I do not want to increase my liabilities. I would like to close all but maybe one of the accounts as I pay them off. Over the past few years I have been working towards eliminating my credit card debts. However, now that a large number of card companies have begun to raise their interest rates in order to offset loses due to the recession, I have seen my payments have less and less impact on my principal balances. I need one loan at a reasonable rate so I can start making greater strides towards my goals.

A credit bureau reported the following information about this borrower member on September 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,862.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440284	$9,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440284. Member loan 440284 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	North Miami Beach Police Department	Debt-to-income ratio:	11.18%
Length of employment:	4 years 1 month	Location:	HIALEAH, FL

Home town:	hialeah
Current & past employers:	North Miami Beach Police Department
Education:	Broward Community College

This borrower member posted the following loan description, which has not been verified:

Hello, I was wondering if i requested a smaller amount would i be able to receive a lower interest rate. I think i should receive a better rate since my credit is well over 700. Please et me know the procedures to obtain the loan. I also wanted to know if there was a pre-payment penalty. Thank You

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,519.00	Public Records On File:	0
Revolving Line Utilization:	53.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440324	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440324. Member loan 440324 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,933 / month
Current employer:	Highland Theatres	Debt-to-income ratio:	3.45%
Length of employment:	20 years	Location:	Playa Del Rey, CA

Home town:	Santa Monica
Current & past employers:	Highland Theatres
Education:	Northrop University

This borrower member posted the following loan description, which has not been verified:

The Loan will be used to set up Market Neutral Option Spreads (Iron Condors and Credit Spreads). These spreads usually generate between 10-15% returns per month. The positions are low-stress and low maintenance positions. I will be utilizing a service that will help me in choosing the option spreads with the best probability of profit. There will be losing positions but usually not a losing month

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,218.00	Public Records On File:	1
Revolving Line Utilization:	8.10%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440351	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440351. Member loan 440351 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	coorstek	Debt-to-income ratio:	21.60%
Length of employment:	10 years	Location:	CHANNELVIEW, TX

Home town:	Pasadena,
Current & past employers:	coorstek, Cermak Inds., Lyondell Chemical
Education:	Blinn College,, Lee College

This borrower member posted the following loan description, which has not been verified:

We've been paying Take Charge America $1620.00 a month for 4 years. Our debt has been reduced from $70,000.00 to approx. $15,000.00. We need to reduce our monthly payment. This is the purpose of this loan.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1973	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	37
Revolving Credit Balance:	$3,203.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440368	$8,725	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440368. Member loan 440368 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Johnnie's Charcoal Broiler	Debt-to-income ratio:	15.94%
Length of employment:	15 years 5 months	Location:	Oklahoma City, OK

Home town:	Denton
Current & past employers:	Johnnie's Charcoal Broiler
Education:	University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

I'm looking for a loan to pay off credit cards with a lower interest rate. I have great credit and a good job. I just need to pay off debt to get where I want to be financially. Thanks

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$391.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440371

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440371	$20,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440371. Member loan 440371 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,100 / month
Current employer:	California Time Express	Debt-to-income ratio:	3.60%
Length of employment:	8 years 7 months	Location:	Glendale, CA

Home town:
Current & past employers:	California Time Express
Education:

This borrower member posted the following loan description, which has not been verified:

Currently I am employed with a warehouse shipper that delivers fresh produce as well as dry products locally here in California. With the company slowly expanding, I have a great opportunity in my hands that I cannot turn down. The reason I am applying for this loan, is to purchase a local freight truck that I can put to use for the company that I am currently working for. As a warehouse manager, I??????????????????????????????????????ll have the opportunity to use my own truck for work, which in return will benefit me financially and increase my paycheck. Why not apply for an auto loan??? I have thought about this, however, in the long run, I overall get a better deal for the price of the truck with a cash offer than a financing offer. Thank you for allowing the opportunity to consider my request for this loan.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,930.00	Public Records On File:	0
Revolving Line Utilization:	22.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440393	$7,500	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440393. Member loan 440393 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Cutting Edge Equine Veterinary Services	Debt-to-income ratio:	11.95%
Length of employment:	8 months	Location:	Lakemoor, IL

Home town:	Onawa
Current & past employers:	Cutting Edge Equine Veterinary Services, Prairie Equine Clinic, Willamette Valley Equine, Purdue University
Education:	Iowa State University

This borrower member posted the following loan description, which has not been verified:

Working on finishing the basement

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,720.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440506

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440506	$20,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440506. Member loan 440506 was requested on September 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,017 / month
Current employer:	Cigna Healthcare	Debt-to-income ratio:	24.13%
Length of employment:	4 years 11 months	Location:	Industy, PA

Home town:	Ohioville
Current & past employers:	Cigna Healthcare, Dialysis Clinic, Inc.
Education:	Community College of Beaver County, Edinboro University of Pennsylvania, Waynesburg College, Drexel University

This borrower member posted the following loan description, which has not been verified:

PLEASE HELP MAKE MY DREAM REALITY!!! Small store offering take-out. In business in my hometown for 50 years. Business for sale - current owner is retiring.

A credit bureau reported the following information about this borrower member on September 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	48
Revolving Credit Balance:	$2,162.00	Public Records On File:	1
Revolving Line Utilization:	47.00%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 440579

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440579	$12,875	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440579. Member loan 440579 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	561 Attorney	Debt-to-income ratio:	24.17%
Length of employment:	3 months	Location:	Wellington, FL

Home town:	West Palm Beach
Current & past employers:	561 Attorney, State of Florida
Education:	Washington & Jefferson College, Thomas M Cooley Law School

This borrower member posted the following loan description, which has not been verified:

I need to consolidate my debt into, so I can get a better interest rate. My bills are paid on time and I do not miss payments. I believe this loan will place me in a better financial situation becuse of the lower interest rate, which will reduce my total financial liability each month. Additionally, this Loan would help me obtain a new bed, crib, and various other things for my house and newborn baby. Finally, this loan would aid me in paying the hospital bill .

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,256.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440594	$8,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440594. Member loan 440594 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	US Army	Debt-to-income ratio:	21.50%
Length of employment:	20 years	Location:	TONAWANDA, NY

Home town:	Yorkshire
Current & past employers:	US Army
Education:	Universaty of Maryland

This borrower member posted the following loan description, which has not been verified:

Would like loan to be payed off within3-4 years with set monthly payment.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,761.00	Public Records On File:	0
Revolving Line Utilization:	94.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440606	$1,400	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440606. Member loan 440606 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	battery systems inc.	Debt-to-income ratio:	13.83%
Length of employment:	9 years 9 months	Location:	palmdale, CA

Home town:	tijuana
Current & past employers:	battery systems inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay my car, home watering system, and some creditcard bills.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	30
Revolving Credit Balance:	$3,163.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440627	$9,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440627. Member loan 440627 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	All Taxi Management Inc.	Debt-to-income ratio:	15.42%
Length of employment:	8 months	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	All Taxi Management Inc., Hospital in July 2010
Education:	CUNY College of Staten Island, Medical University of the Americas

This borrower member posted the following loan description, which has not been verified:

To whom it may concern; My name is Kamran Shah. I am a Physician. I have recently graduated from medical school. I will start my Residency in July 2010. Currently, I am working as a Cab Driver. I need $9000.00 to payoff my high APR Credit Cards. I have a good credit history. I am current on my credit cards payments. I really appreciate you help. Thanks Sincerely, Kamran Shah M.D.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	32
Revolving Credit Balance:	$16,286.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440642

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440642	$16,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440642. Member loan 440642 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Verizon Communications	Debt-to-income ratio:	11.52%
Length of employment:	11 years 2 months	Location:	Riverview, FL

Home town:	Wichita Falls
Current & past employers:	Verizon Communications, T. Rowe Price Group
Education:

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card and personal loan. The interest rate is too high. My FICO scores is great and want to pay the debt down in a specific time frame with a fixed rate.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,290.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440652

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440652	$17,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440652. Member loan 440652 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Woodside Priory School	Debt-to-income ratio:	23.26%
Length of employment:	18 years	Location:	FREMONT, CA

Home town:	Long Beach
Current & past employers:	Woodside Priory School
Education:

This borrower member posted the following loan description, which has not been verified:

We want a loan to pay off all our credit cards thus consolidate the balance and pay off in the next 3 to 4 years. Our credit is excellent. We are only looking for a fixed rate for the duration of the loan--no line of credit.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,489.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440670	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440670. Member loan 440670 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,137 / month
Current employer:	General Dynamics Information Technology	Debt-to-income ratio:	8.18%
Length of employment:	4 years 6 months	Location:	KISSIMMEE, FL

Home town:	Broad Brook
Current & past employers:	General Dynamics Information Technology, Department of Defense (DOD)
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Thanks for considering my loan request. I would just like to express my sincere gratitude in approving my application. Please know that I will do all I can to make future payments to your company in a timely manner.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	62
Revolving Credit Balance:	$16,117.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440678	$7,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440678. Member loan 440678 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	North GA Virtual Services	Debt-to-income ratio:	0.46%
Length of employment:	10 months	Location:	Mount Airy, GA

Home town:	Clarksville
Current & past employers:	North GA Virtual Services
Education:

This borrower member posted the following loan description, which has not been verified:

My son and his wife started an outsourcing company in November of last year. We hire Virtual assistants and have a call center. They have funded the business thus far using personal savings. The company has now been awarded a 5 year call center contract. It would requires us to hire an additional 50 agents (we have 50 now 24/7) As well as get additional pc's. We have enough cash flow to hire agents. We just need additional funding to buy the pc's without having to use our current assets to ensure we can pay our new employees until we are paid by the new client that will be billed every 30 days. The 50 agents would only be doing one shift. 8am-6pm. The contracted rate is $35 an hour per agent. Our agents are paid $10 an hour. My personal monthly expenses are: House: 600.00 (own) Car: 360.00 Credit card: 100.00 Utilities: 300.00 Gas: 300.00 Misc: 600.00 Total 2,260 I make $65,000 a year.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	6
Revolving Credit Balance:	$498.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440681

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440681	$17,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440681. Member loan 440681 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,450 / month
Current employer:	Time Line Creations Inc	Debt-to-income ratio:	2.83%
Length of employment:	1 year 4 months	Location:	Fresno, CA

Home town:	Boise
Current & past employers:	Time Line Creations Inc
Education:	None

This borrower member posted the following loan description, which has not been verified:

Padio -Garage - Walk way for Granpa

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,678.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440695	$11,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440695. Member loan 440695 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,916 / month
Current employer:	Cintas Corp	Debt-to-income ratio:	10.39%
Length of employment:	1 year 3 months	Location:	HUNTINGTON, WV

Home town:	Oak Hill
Current & past employers:	Cintas Corp
Education:	Marshall University

This borrower member posted the following loan description, which has not been verified:

I have an excellent credit rating. 740 according to experian. I have never missed a payment. I used my credit cards to put myself through college. I am now a graduate with a degree in Finance with a stable job of 15 months in outside sales. I have a great base salary with monthly comission. The reason I am consolidating my debts is because the credit card companies are now penalizing good customers under the new credit law that will take effect January 1. They are increasing interest rates and lowering credit limits to even their best customers. I would rather pay one payment a month and not allow the credit card industry to take advantage of quality customers. I have no children so all of my money can go directly to paying my loan outside of rent and day to day expenses. I live in WV where the cost of living is very inexpensive.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,735.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440704

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440704	$16,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440704. Member loan 440704 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,992 / month
Current employer:	Department of Transportation (DOT) - FAA	Debt-to-income ratio:	3.16%
Length of employment:	19 years 2 months	Location:	Milford, PA

Home town:	Minneapolis
Current & past employers:	Department of Transportation (DOT) - FAA, USAF - Active Duty 1978-1990
Education:

This borrower member posted the following loan description, which has not been verified:

Saving over $7000 on a 2008 with only 2700 miles plus lots of extra accessories. Goal: Pay off in 2 years or less. Banks were a joke offiering 80% at 11.5 percent Thanks in advance

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1982	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,588.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440714	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440714. Member loan 440714 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Digital Production and Design	Debt-to-income ratio:	7.16%
Length of employment:	1 year 2 months	Location:	CUPERTINO, CA

Home town:	Kharkov
Current & past employers:	Digital Production and Design, Delphi
Education:	Kharkov Instutute of Radio Electronics

This borrower member posted the following loan description, which has not been verified:

I'd like to have a vacation with my wife.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440756	$9,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440756. Member loan 440756 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	ML Leddy's Boots	Debt-to-income ratio:	0.56%
Length of employment:	5 years 2 months	Location:	San Angelo, TX

Home town:	San Angelo
Current & past employers:	ML Leddy's Boots, Pembrooke Ranch
Education:	Oklahoma State University-Okmulgee

This borrower member posted the following loan description, which has not been verified:

I am in need of a loan for medical expenses that are going to occur by the end of Septmeber for my wife. I have some money saved in my savings account but would rather not use it all to pay for these expenses. I am current on all my payments and have never fallen behind in any of them. In fact our electric, gas and water bill companies have returned our deposits for paying the bills on time and having our accounts in good standing. I have been financial responsible all my life and have never needed a loan until now. My credit is excellent if not good. Some would say that my credit is not deep enough. We have been trying to get a loan through other means but interest rates are to high and they will not loan the amount we need. I have worked at the same job for 5 years and lived in the same house for 3 years. Have a letter from our landlord stating that we have been exceptional tenants and have always paid on time he says that we are welcomed back to his rental company anytime. We have rented houses from him for the past 5 years. In those five years we have never missed a payment or been penalized for late payment. We would appreciate your help in anyway seeing how we do not have health insurance so 9500.00 will help cover the expenses of the surgery and any treatment that might be needed after.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,479.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 440758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440758	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440758. Member loan 440758 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,239 / month
Current employer:	Federal Bureau of Investigation (FBI)	Debt-to-income ratio:	22.88%
Length of employment:	6 years 3 months	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Federal Bureau of Investigation (FBI)
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate and pay off debt. My mother passed away from cancer in 2007. Unfortunately, she did not have medical insurance. Her hospital and medication costs were astronomical and as such, two years later, I am still in debt. I work full time for the Federal government; therefore, my paycheck is secured. As already stated, this loan is strictly to pay off a very large debt. I have this debt spread out in various accounts, each with its own high interest rate. At this pace, I would never get to pay everything off. The rates offered here are lower than any I currently have. I really appreciate the financial assistance from Lending Club.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,803.00	Public Records On File:	0
Revolving Line Utilization:	51.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440759	$2,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440759. Member loan 440759 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Rockwell Automation Inc.	Debt-to-income ratio:	3.68%
Length of employment:	29 years 6 months	Location:	Simi Valley, CA

Home town:	cleveland, ohio
Current & past employers:	Rockwell Automation Inc.
Education:	Moorpark College

This borrower member posted the following loan description, which has not been verified:

will be moving, help pay for costs

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,669.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440813	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440813. Member loan 440813 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Iroquois County Unit 9	Debt-to-income ratio:	10.82%
Length of employment:	4 years 1 month	Location:	Watseka, IL

Home town:	East Peoria
Current & past employers:	Iroquois County Unit 9
Education:	Illinois State University

This borrower member posted the following loan description, which has not been verified:

Consolidation

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	72
Revolving Credit Balance:	$1,744.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440814

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440814	$12,875	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440814. Member loan 440814 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,147 / month
Current employer:	American General	Debt-to-income ratio:	24.27%
Length of employment:	4 years	Location:	modesto, CA

Home town:	Modesto
Current & past employers:	American General
Education:	mjc

This borrower member posted the following loan description, which has not been verified:

I've decided I want to go back to school and finish college but its been 5 yrs since I first left and I'm now regretting not finishing in the first place because the cost has gone up significantly and I don't qualify for any grants or federal help. So now I'm in need of a loan to continue with school or I could continue paying it with my credit card but I'd rather not since I just consolidated most of it. I've managed to pay for my first semester but I still have about 2yrs to go. My job only offers to pay for my schooling if I majored in business but I prefer the medical field.. I'm going to school to become and xray technician and currently attending a city college to get my pre-reqs out of the way and then I will transfer out. I figured I would give this a try again since it helped me out greatly before.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,048.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440817	$8,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440817. Member loan 440817 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,950 / month
Current employer:	Union Electronics Distributors	Debt-to-income ratio:	17.23%
Length of employment:	2 years	Location:	Grant Park, IL

Home town:	Hazel Crest
Current & past employers:	Union Electronics Distributors, Carson Pirie Scott
Education:	Monmouth College

This borrower member posted the following loan description, which has not been verified:

Last October I decided to consolidate all of my debt into a personal loan after getting an ad from Discover. I have immaculate credit and I didn't want to let my credit cards amounts get out of hand. They advertised i could get a loan as low as 4.99% but when I called they refused my application because "I had not established enough credit history with their business." It blew my mind since I had been discover card member since 2003 or so and had made every payment on time. I begged them to loan me the money because I knew it would help me tremendously with repaying my high intrest rate credit card debt I had accumulated through college and before landing my job after graduation. They finally agreed to finance the loan for $10,000 at 14.99%! Just below my lowest credit card APR at the time. It was disapointing to me because I have such a good credit score. Either way I have paid a little more than the min every month on time, but I can't stand the fact my intrest rate is so high and I have 6 more years of this! I took up a second job over the summer and have some cash stashed to pay a chunk of but I still can't stand the fact my intrest is so high. I am coming to lendingclub to take out a loan on the remaining principle in hopes of a lower intrest rate and closer pay off date. Please help!

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,296.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440821	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440821. Member loan 440821 was requested on September 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Baxter International Inc.	Debt-to-income ratio:	13.61%
Length of employment:	8 years 5 months	Location:	Carlsbad, NM

Home town:	Scottsbluff
Current & past employers:	Baxter International Inc.
Education:	New Mexico State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Would like to payoff higher interest credit cards.

A credit bureau reported the following information about this borrower member on September 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,568.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440908

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440908	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440908. Member loan 440908 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,500 / month
Current employer:	CIGNA	Debt-to-income ratio:	14.04%
Length of employment:	5 years 11 months	Location:	Arlington Heights, IL

Home town:	Chicago
Current & past employers:	CIGNA, IBM
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

I have a credit score of 716, have been employed as a director at the same company for 6 years, and in the same industry for 25 years. Our household income is $200K. We pay all of our bills on time. We are putting our son through college and have already tightened our belt considerably. We have some credit card debt we would like to consolidate at a lower rate so we can cancel our cards and pay off our debt in just a few years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$70,627.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440924	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440924. Member loan 440924 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	University of New Mexico hospital	Debt-to-income ratio:	11.91%
Length of employment:	1 year 1 month	Location:	Albuquerque, NM

Home town:	Austin
Current & past employers:	University of New Mexico hospital
Education:	University of New Mexico-Main Campus

This borrower member posted the following loan description, which has not been verified:

Loan is to purchace an air racing airplane

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,458.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440946

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440946	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440946. Member loan 440946 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Abt Electronics	Debt-to-income ratio:	24.99%
Length of employment:	15 years 6 months	Location:	chicago, IL

Home town:	Chicago
Current & past employers:	Abt Electronics
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I need to pay off some high interest credit card debt. We are both securely and gainfully employeed and would like to stop paying such high interest to the credit card companies. I feel that this loan would give us a second chance towards saving and putting some of our hard earned money back into our pockets.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,896.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 440971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440971	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440971. Member loan 440971 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Ohio State University Medical Center	Debt-to-income ratio:	22.34%
Length of employment:	5 years	Location:	Cardington, OH

Home town:	Cardington
Current & past employers:	Ohio State University Medical Center, United States Army Reserve
Education:	Regis University, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

We would like to consolidate our debt due to the never ending payments to high interest. Three of the four credit cards we have has had no activity for years just us making payments and most going to interest. Hearing about Lending Club online we hope that this can be our solution to the high interest debt we have. Being a registered nurse and a military officer in the USAR we have tried to pay extra on the cards we have and made little progress, and would like a fixed rate loan so we can be debt free in three years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,705.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441041	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441041. Member loan 441041 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Fidelity National Financial	Debt-to-income ratio:	6.05%
Length of employment:	10 years	Location:	high Point, SC

Home town:	Raleigh
Current & past employers:	Fidelity National Financial
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a cake decorator and opening my new shop. Need funds for immediate business expenses.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,047.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441042

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441042	$20,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441042. Member loan 441042 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Colusa Unified School District	Debt-to-income ratio:	8.86%
Length of employment:	16 years 2 months	Location:	Williams, CA

Home town:	Fort Collins
Current & past employers:	Colusa Unified School District, previously self employed for 21 years
Education:	Porterville College, Sacramento State, Chapman University

This borrower member posted the following loan description, which has not been verified:

I borrowed 20,000 from a friend at 12% interest a few years ago to help my youngest child thru college. I have paid 11,000 back at 500 per month plus interest. My friend presently has a personal need for the money and has asked me if I can pay it off now. I need 9000 to satisfy this comitment and would like to consolidate my c/c debt at the same time. I have good credit and am a teacher (16 years). I have 11,000 of c/c debt. .. That is all of my debt. My net income (after all deductions including health care) is 4,000 per month x 12. My house payment is 950 including taxes and insurance) - so I have a positive cash flow. I own a dependable car and a motorcycle (both paid for, no payments). Because of the housing value decline, I presently have very little equity in my home to draw from - but, I am 61 years old and have never failed to pay any debt my entire life. I am hoping to get A 20,000 loan amortized over 3 years.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,881.00	Public Records On File:	0
Revolving Line Utilization:	99.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441044	$3,550	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441044. Member loan 441044 was requested on September 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,688 / month
Current employer:	Retired	Debt-to-income ratio:	11.77%
Length of employment:	6 years 3 months	Location:	Parma, OH

Home town:	Mentor
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Hello and thank you for looking. I feel that I am a great loan candidate due to the fact that in over 50 years of having credit my only blemish whatsoever was when I financed a house for my daughter and she missed payments. I am far removed from that situation now (over 5 years) and my equifax score is a 770. I have almost $100,000 in credit available to me but have only used $1000 and some change. I have 2 free and clear houses that generate rental income as well as my pension and social security. This loan is for my granddaughter's nursing school (going for LPN) tuition. I understand that the payments will be my responsibility so obviously the loan will be paid. Thanks again for looking and for your investment.

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	51
Revolving Credit Balance:	$655.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441046	$13,950	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441046. Member loan 441046 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,841 / month
Current employer:	State of Ohio	Debt-to-income ratio:	10.96%
Length of employment:	9 months	Location:	COLUMBUS, OH

Home town:	Lakewood
Current & past employers:	State of Ohio, Mid-Ohio Regional Planning Commission, City of Gahanna Ohio, FirstEnergy Corp., IBM, DaimlerChysler Financial
Education:	Mount Union College, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate debt from two credit cards with high (18%+) interest rates. I would like to manage this existing debt at a fixed rate\term as part of an overall strategic budgeting and planning framework. Once the credit card debts are paid the accounts will be closed.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,948.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441061

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441061	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441061. Member loan 441061 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Cafe Select	Debt-to-income ratio:	9.79%
Length of employment:	1 year	Location:	Brooklyn, NY

Home town:	Brooklyn
Current & past employers:	Cafe Select, Stand
Education:	CUNY City College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, My name is Miriam. I am requesting a loan of $7,000 to remove debt that I owe. I have been doing a good job so far on my own. Recently the job market has been difficult I do hold a full-time job. I just rather pay off all my bills and then just have to payback the loan in easy monthly payments. I have a good credit score which means I am reliable. I also have a family to feed and rent to pay so this would be a great help. Thank you so much for your time. If you have any questions feel free to ask. Sincerely, Miriam

A credit bureau reported the following information about this borrower member on September 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	35
Revolving Credit Balance:	$6,355.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441134	$9,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441134. Member loan 441134 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Lockwood School District	Debt-to-income ratio:	22.77%
Length of employment:	8 years 1 month	Location:	Billings, MT

Home town:	Butte
Current & past employers:	Lockwood School District, Laurel School District, Elder Grove School District
Education:	Montana State University-Billings

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two credit cards.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,662.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441136	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441136. Member loan 441136 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	n/a	Debt-to-income ratio:	16.82%
Length of employment:	n/a	Location:	marshfield, MA

Home town:	Boston
Current & past employers:	Revenue Solutions, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to get more information regarding a debt consolidation loan. If I pay above my required amount will my interest change? Or if I pay off the loan prior to the term end date will I be penalized? Do I need to be a home owner?

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,031.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441155

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441155	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441155. Member loan 441155 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Tech Resources, Inc./InvestEdge	Debt-to-income ratio:	19.80%
Length of employment:	1 year 5 months	Location:	Dublin, OH

Home town:	Lima
Current & past employers:	Tech Resources, Inc./InvestEdge, OCLC, Online Computer Library Center
Education:	Ohio University

This borrower member posted the following loan description, which has not been verified:

Hello, I am asking that you invest, so that I can pay off high credit card debt that I acquired while paying for school. While I have a wonderful job, it is simply not enough for me to make more than the minimum payment on each card at the moment. Paying off these cards will enable me to purchase my home, and have stability in my life. I greatly appreciate you taking on this endeavour.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,931.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441178

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441178	$15,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441178. Member loan 441178 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	US FoodServices	Debt-to-income ratio:	10.96%
Length of employment:	2 years 2 months	Location:	Chincoteague, VA

Home town:	Gettysburg
Current & past employers:	US FoodServices
Education:	Indiana University of Pennsylvania-Main Campus

This borrower member posted the following loan description, which has not been verified:

We are interested in making several improvements to our home including paving our driveway, replacing our floors to hardwood and updating our kithcen and bathrooms to improve our living conditions and add long term value to our home. You will find that we have an outstanding credit history and have taken our debts very seriosly. Thank you for your consideration on the loan request.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,652.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441182	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441182. Member loan 441182 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:	University of Pennsylvania	Debt-to-income ratio:	24.66%
Length of employment:	18 years 10 months	Location:	PHILADELPHIA, PA

Home town:	Conshohocken
Current & past employers:	University of Pennsylvania
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I would like to have a line of credit to pay down credit card deb in the next 3 years. I have a good track record of paying bills on time, and a good credit score.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1979	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	36	Months Since Last Delinquency:	21
Revolving Credit Balance:	$22,319.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441185	$13,075	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441185. Member loan 441185 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,739 / month
Current employer:	Midland I.S.D	Debt-to-income ratio:	23.03%
Length of employment:	5 years	Location:	MIDLAND, TX

Home town:	Midland
Current & past employers:	Midland I.S.D, Midland Memorial Hospital
Education:	Midland College

This borrower member posted the following loan description, which has not been verified:

Wanting a lower interst rate on my credit card debt.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,463.00	Public Records On File:	0
Revolving Line Utilization:	54.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441186

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441186	$20,000	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441186. Member loan 441186 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,667 / month
Current employer:	American Satellite Providers LLC	Debt-to-income ratio:	6.80%
Length of employment:	5 years 8 months	Location:	Kaysville, UT

Home town:	Moab
Current & past employers:	American Satellite Providers LLC, Primary Residential Mortgage
Education:	Univerisity of Utah

This borrower member posted the following loan description, which has not been verified:

I own at Satellite company. We have been in business for over 5 years now. We have used our credit lines to operate our business and purchase equipment. In the last 6 months, due to the economic situation of the banks, our credit lines have been decreased by $17000.00. This has severely hampered our ability to operate, and increase our business. We will use this money to pay off our current debts and increase our cash flow to run our business. This will allow us to hire back sales reps we have let go, and grow our business. We have never been late on a payment. We look forward to building a strong relationship with a lender. Our gross sales for 2009, January-August is $294889.62.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,179.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441190	$17,050	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441190. Member loan 441190 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	jz international services	Debt-to-income ratio:	24.44%
Length of employment:	1 year 2 months	Location:	linden, NJ

Home town:	belo horizonte
Current & past employers:	jz international services, Continental Airlines
Education:	universidade federal de minas gerais

This borrower member posted the following loan description, which has not been verified:

being born in brazil but living in united states for the past 22 years,being a american citizen,homeowner with 2 sons born in united states,with one going to college,early retired from airline after 20 years of work,opened own export and import company,doing business in brazil.brazil is a country that is handling the economic crises very good,the brazilian economy is already growing. my area of business is cosmetics,(always huge demand)and the with the hollidays I see a great potencial for business in brazil.Iwant to expand the volume of goods that I be will sending to brazil.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	42
Revolving Credit Balance:	$14,157.00	Public Records On File:	1
Revolving Line Utilization:	67.10%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441196

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441196	$13,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441196. Member loan 441196 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	Bank of America Corp.	Debt-to-income ratio:	10.80%
Length of employment:	3 years 11 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Bank of America Corp.
Education:	DePaul University

This borrower member posted the following loan description, which has not been verified:

My wife and I have some medical bills that we put on credit cards. Bottom line is if I can lower my interest rate I'll be able to pay it off sooner. I have no derogatory information on my credit report; Very responsible and if I can save 10% that would be great!!! Please contact me with any and all questions - Thanks in advance for your help!

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,358.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441198

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441198	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441198. Member loan 441198 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	HMFP at BIDMC	Debt-to-income ratio:	4.24%
Length of employment:	5 years 9 months	Location:	CHESTNUT HILL, MA

Home town:	Chicago
Current & past employers:	HMFP at BIDMC, Beth Israel Deaconess Medical Center
Education:	Harvard University, University of Chicago Prizker School of Medicine, Harvard School of Public Health, Harvard Medical School

This borrower member posted the following loan description, which has not been verified:

This loan is to complete a home improvement project.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,571.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441245

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441245	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441245. Member loan 441245 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,625 / month
Current employer:	Mesa View Regional Hospital	Debt-to-income ratio:	7.73%
Length of employment:	4 years 1 month	Location:	Mesquite, NV

Home town:	Sommerville
Current & past employers:	Mesa View Regional Hospital, Huntsville Memorial Hospital
Education:	Springfield Technical Community College

This borrower member posted the following loan description, which has not been verified:

I am applying with your company for a loan, to consolidate a few medical / credit bills with enough left over to make over the kitchen / bathroom of my condo. this will include cabinets and new countertops. by doing so I'll have one monthly payment instead of multiple ones. I have done this twice and both end results were the loan was payed in full - earlier.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	30	Months Since Last Delinquency:	3
Revolving Credit Balance:	$7,429.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441251	$3,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441251. Member loan 441251 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Bering Omega	Debt-to-income ratio:	23.12%
Length of employment:	7 months	Location:	Houston, TX

Home town:
Current & past employers:	Bering Omega
Education:	Texas Woman's University

This borrower member posted the following loan description, which has not been verified:

Best rate

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,177.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441257	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441257. Member loan 441257 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Holloman Engineering	Debt-to-income ratio:	3.35%
Length of employment:	4 years 10 months	Location:	Humble, TX

Home town:
Current & past employers:	Holloman Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Home repairs

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441262

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441262	$8,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441262. Member loan 441262 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	builders works	Debt-to-income ratio:	4.46%
Length of employment:	2 years 4 months	Location:	bensalem, PA

Home town:
Current & past employers:	builders works
Education:

This borrower member posted the following loan description, which has not been verified:

I am in need of a Bobcat skid-steer loader and trailer for it. I have some basement waterproofing side jobs lined up, where i need this machinery, i have been renting it in past. But now i need it for longer time and it would make my other side jobs a lot easier. I have found one in very good condition with some attachments for it for $15000.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,626.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441278	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441278. Member loan 441278 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,908 / month
Current employer:	Capital One Bank	Debt-to-income ratio:	8.54%
Length of employment:	1 year 6 months	Location:	BATON ROUGE, LA

Home town:	Baton Rouge
Current & past employers:	Capital One Bank
Education:	Southern University and A & M College

This borrower member posted the following loan description, which has not been verified:

I currently owe $1600 in credit card debit and I bought my sister's truck for $6000. I have paid her, so far, $3300 of the $6000 (on time) but unfortunately those payments will never be seen or shown on my credit. With the $5000, I plan to payoff my credit card debit, pay my sister in full, and establish good credit. I always pay my bills on time and never over draft my accounts.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,517.00	Public Records On File:	0
Revolving Line Utilization:	22.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441286	$16,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441286. Member loan 441286 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	US NAVY	Debt-to-income ratio:	15.36%
Length of employment:	9 years 2 months	Location:	Ward, AR

Home town:	new albany
Current & past employers:	US NAVY
Education:	university of southern illinois, University of Arkansas at Little Rock

This borrower member posted the following loan description, which has not been verified:

I am trying to lower amount of interest paid monthly on existing 3 credit cards. I am active duty military. Loan terms looking for are 3-4 years. As well I have never been deliquent on any payment.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$23,839.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441290	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441290. Member loan 441290 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	ALL Entertainment Management	Debt-to-income ratio:	8.40%
Length of employment:	2 years 1 month	Location:	Las Vegas, NV

Home town:	Toronto
Current & past employers:	ALL Entertainment Management, Simple Snax
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to help expand my business. I have never been late on any payments and my company has been in business for over 2 years. I will use the loan to buy new equipment for my new shop. I am in the business of organic snacks.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$632.00	Public Records On File:	0
Revolving Line Utilization:	1.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441340

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441340	$9,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441340. Member loan 441340 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	NY Garage Doors Inc.	Debt-to-income ratio:	4.43%
Length of employment:	9 months	Location:	Brooklyn, NY

Home town:	Tel Aviv
Current & past employers:	NY Garage Doors Inc., M & B Superior Care Corp., JM Perfomance Auto
Education:	CUNY Kingsborough Community College, NY Auto and Diesel Institute, Access Institute of Technology

This borrower member posted the following loan description, which has not been verified:

A loan of the above amount would satisfy the rest of my income needs for starting my turnkey business with Sears home repair services. This would be a franchise with rights to carry the Sears name and receive their clientele/ lead database for home repair services in a specific southwest region. The total cost of the business is approx. $34,000 of which Sears will finance the first half and leave me with a balance of approx $17,000. I have this much secured in funds, but would like to keep some of it as backup/ collateral. A $9k loan would suffice the remaining cost for set up. -Never had a late payment history, ever. -No negative reports on history from all three credit reporters

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,320.00	Public Records On File:	0
Revolving Line Utilization:	28.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441343	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441343. Member loan 441343 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,000 / month
Current employer:	Loop Capital	Debt-to-income ratio:	6.46%
Length of employment:	3 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Loop Capital, Deutsche Bank
Education:	Kellogg School of Management - Northwestern University

This borrower member posted the following loan description, which has not been verified:

Looking for a short term loan until my bonus in March. Loan would be used for consolidating credit card and other debt, and to provide short term liquidity. I work as an investment banker and my year end bonus is a significant (over 50%) portion of my income. I was laid off earlier this year so did not get a bonus in 2008 hence my predicament. However, I have a guaranteed bonus with my new employer payable in the first quarter of 2010, which would be used to repay this.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,182.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 441359

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441359	$14,300	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441359. Member loan 441359 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,708 / month
Current employer:	MBM-TRANS Corp	Debt-to-income ratio:	13.70%
Length of employment:	4 years 8 months	Location:	Chicago Rdige, IL

Home town:
Current & past employers:	MBM-TRANS Corp
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate two cards with highest balances and interest rates that are 15 & 19% each. I accumulated the debt over the last 3 years because of my own ignorance, by using credit cards as emergency fund. Three months ago I discovered the Dave Ramsey plan and have been an avid follower ever since. Right now I have a 6k in savings for emergencies. In the last three months I paid off my car and the smallest credit card. I've got 5 cards total and would like to consolidate two of the largest ones into one loan and knock out the other three individually. I forecast to be finished with paying all of my debt(besides the condo) in two years. I'm a truck driver(owner-operator) with my own paid for truck, so even these tough times don't make me hurt as much as some of my peers that have huge truck payments. My finances are listed below: 5679 - monthly income -1194 - condo pmts -740 - groceries -280 - gas for car -190 - utilities(elect, Heat, Tel) -800 - entertainment, house-hold goods, etc =2475 left for savings. I've never known that I have so much money left over until I did my first budget. As you can see I can pay this debt off on my own, but I would rather pay the interest to people like you and me than to the banks that wouldn't let me consolidate these cards. Thank you for viewing this post and I hope you invest in me. Feel free to ask me any question you may have.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,626.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441369	$16,800	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441369. Member loan 441369 was requested on September 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	New York Life Insurance	Debt-to-income ratio:	24.06%
Length of employment:	8 years 10 months	Location:	Fanwood, NJ

Home town:	Jersey City
Current & past employers:	New York Life Insurance, Painewebber
Education:	Seton Hall University

This borrower member posted the following loan description, which has not been verified:

Never missed a payment in my life. Credit card issuers get bailed out by the government at the expense of their customers by raising their rates to astronomical levels. In addition, lenders cut all credit availability to their customers by reducing limits. I would like to refinance some of my debt at a lower rate.

A credit bureau reported the following information about this borrower member on September 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,027.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441399	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441399. Member loan 441399 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	State of Florida also on Social Security Retirement	Debt-to-income ratio:	1.89%
Length of employment:	24 years	Location:	Tallahassee, FL

Home town:	Tallahassee
Current & past employers:	State of Florida also on Social Security Retirement
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

I am respond to your offer on Lending Tree and have been assigned a case number by your support staff.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,198.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441418

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441418	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441418. Member loan 441418 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Pitney Bowes	Debt-to-income ratio:	8.44%
Length of employment:	5 years 6 months	Location:	Brooklyn, NY

Home town:	Ponce De Leon
Current & past employers:	Pitney Bowes, Consortium for Worker Education
Education:	william howard taft high school

This borrower member posted the following loan description, which has not been verified:

I am planning to pay off all my credit cards and make one full payment to your loan. I will make payments of 200 dollars for the next 48 to 60 months until the loan is paid in full. I have never missed a payment on my credit cards and I am very reliable when it comes to my finances. If I get this loan, then I will be able to increase my credit score. I will keep my credit cards in good standing and be able to pay the loan in a very short time. All I need is this loan to stay on track and keep moving forward with my life. Thank you for your time and hope to hear from you soon. I have a great productive day!

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,990.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441419	$13,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441419. Member loan 441419 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Ed Voyles Honda	Debt-to-income ratio:	23.89%
Length of employment:	4 years 3 months	Location:	Canton, GA

Home town:
Current & past employers:	Ed Voyles Honda
Education:	Isle of Man College UK England

This borrower member posted the following loan description, which has not been verified:

This loan will be used for "Debt Consolidation". I need to lower interest rates from the credit card companies and bring down my monthly payment and have everything paid off in 36 months. I am employed fulltime and have been with the same company for over 4 years. Did not include spouses income..

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	82
Revolving Credit Balance:	$58,686.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441457	$9,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441457. Member loan 441457 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,450 / month
Current employer:	International Checkout	Debt-to-income ratio:	16.72%
Length of employment:	2 years 9 months	Location:	LOS ANGELES, CA

Home town:	Los Angeles
Current & past employers:	International Checkout, Nordstrom
Education:

This borrower member posted the following loan description, which has not been verified:

All my bills are paid on time and I almost never pay just the minimum amount due. I'd like to consolidate my debt in order to pay it off sooner and start saving up to buy a home.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,978.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441476

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441476	$4,800	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441476. Member loan 441476 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	city of miami beach	Debt-to-income ratio:	3.12%
Length of employment:	5 years 3 months	Location:	Miami beach, FL

Home town:	New York
Current & past employers:	city of miami beach
Education:	Barry University, Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I want a loan of 4,000 to buy a used 2005 Honda Accord with 48,000 miles. I have been using the car for over a month with no problems. My neighbor and my father are mechanics and have inspected the car many times. Me and my girlfriend will be paying back the loan since we both use it. I have a great credit history and have never made a late payment, and a large majority of the time always paid more then the minimum. I work for the government as well as my girlfriend and have been working there for over 5 years, so we have great job security. Lenders should feel very confident in lending to me.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,644.00	Public Records On File:	0
Revolving Line Utilization:	23.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441485	$10,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441485. Member loan 441485 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Iron Mountain	Debt-to-income ratio:	24.13%
Length of employment:	9 years 1 month	Location:	EL CAJON, CA

Home town:	Borrego Sp
Current & past employers:	Iron Mountain, Iron Mountain
Education:	Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

We are trying to get a handle on our bills. We need to consolidated, so we can have one bill instead of a bunch. Can you please help us? This loan would help us greatly. One payment is a lot easier than a bunch of little ones. We both work longterm full-time jobs. We have found ourselves with too many bills and everyone has interest rates that are all different. We thought that if we consolidated we would have one bill, one interest rate and this would save money. So we could pay off credit cards and small accounts and just focus on the one payment. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,587.00	Public Records On File:	0
Revolving Line Utilization:	73.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441494	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441494. Member loan 441494 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Kaiser Paemante	Debt-to-income ratio:	8.90%
Length of employment:	2 years 3 months	Location:	Grass Valley, CA

Home town:	Birmingham
Current & past employers:	Kaiser Paemante, John Muir Medical Center
Education:	Saint Vincent De Paul School of Nursing

This borrower member posted the following loan description, which has not been verified:

Hello Lender, Thank You for reading my information. . I am interested in purchasing a REO home. I am attempting to puchase this home for retirement. I need the additional money for closing cost and minor repairs. I've been a RN since 1982. I am employed with Kaiser Permanente as a case manager. I have excellent credit and have been pre approved for a FHA loan up to $200,000, yet I don't want another mortage loan this high. That is why Iam trying to obtain the REO home and pay cash. My long term goal would be to sell my current home and be able to live mortage free for when I retire. Please feel free to ask me any questions that you may have. Sincerely, Catherine

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441550	$7,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441550. Member loan 441550 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	TEK Systems	Debt-to-income ratio:	18.09%
Length of employment:	2 months	Location:	BOCA RATON, FL

Home town:	Bucharest
Current & past employers:	TEK Systems, Headstrong Data Services
Education:	Institute for Informatic Studies

This borrower member posted the following loan description, which has not been verified:

I am interested in purchasing a used motorcycle from a private party (not a dealer) for personal recreational use. I am actively searching for the best quality vehicle at the least amount of money. I also have about $2000 in cash that I want to use as the down payment. I am a mature person holding a high responsibility function in the IT department, with a long record of reliability and respect, and I have never missed a payment on my past or existing lines of credit.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,844.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441558	$12,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441558. Member loan 441558 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Girard Environmental	Debt-to-income ratio:	13.22%
Length of employment:	2 years 10 months	Location:	Deltona, FL

Home town:	Russelville
Current & past employers:	Girard Environmental
Education:

This borrower member posted the following loan description, which has not been verified:

Need funds to purchase a new vehicle.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	14
Revolving Credit Balance:	$6,829.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441568	$8,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441568. Member loan 441568 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Cypress-Fairbanks ISD	Debt-to-income ratio:	15.47%
Length of employment:	9 years 10 months	Location:	STAFFORD, TX

Home town:	Lubbock
Current & past employers:	Cypress-Fairbanks ISD
Education:	Texas Tech University, University of Houston-Victoria

This borrower member posted the following loan description, which has not been verified:

This is for the purchase of a car.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,498.00	Public Records On File:	0
Revolving Line Utilization:	11.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441572	$3,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441572. Member loan 441572 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	AIRGAS	Debt-to-income ratio:	0.60%
Length of employment:	5 years 9 months	Location:	anaheim, CA

Home town:	Los Angeles
Current & past employers:	AIRGAS, ACSS
Education:	Fullerton College

This borrower member posted the following loan description, which has not been verified:

I'm writing requesting for a loan as a down payment on a house. I'm the perfect candidate for a loan because I'm a responsible individual financially and this is evident when you check my credit report. I just qualified for an FHA loan and they need 3% down which I currently don't have and this is why am looking to borrow money.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	80
Revolving Credit Balance:	$3,312.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441574	$6,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441574. Member loan 441574 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	north clackamas school district no. 12	Debt-to-income ratio:	2.09%
Length of employment:	2 years 3 months	Location:	portland, OR

Home town:	lake oswego
Current & past employers:	north clackamas school district no. 12, Nordstrom
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

i have a credit score rated excellent with a long history and no missed payments i need loan to facilitate wedding and medical expenses

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,569.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441601	$13,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441601. Member loan 441601 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Canterburytrails Equestrian Ctr	Debt-to-income ratio:	11.77%
Length of employment:	10 years 1 month	Location:	Grovetown, GA

Home town:	Huntsville
Current & past employers:	Canterburytrails Equestrian Ctr, San Diego Union-Tribune, USMC
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am asking for a loan of 13,000 to purchase a used 2003 limited edition BigDog Bulldog that was specifically built for Tim McGraw (the singer) in commemoration for 9-11 with its American flag/stars & stripes custom paint job. (The original invoice indicates "Tim McGraw" on it further verifying its limited edition status.)This was bike was also featured in Big Dog's annual calendar and was the most expensive bike made in 2003. My credit report is as follows, TransUnion: 684, Experian: 695, Equifax: 690... I am and have remained current on all my bills for the last 7 years. I have a Chapter 7 Bankruptcy that was Discharged in 2002. This bankruptcy was due to marriage problems which have been resolved. I also have a negative charge of 73 dollars from Cingular phone which I do not know what is, I have never owned a phone with them and have told them that several times. I did not know this was on my credit report until last week. I have had Sprint or Verizon for the last 10 years, their claim is from 2007.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,636.00	Public Records On File:	1
Revolving Line Utilization:	7.40%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441615

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441615	$6,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441615. Member loan 441615 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,461 / month
Current employer:	CITY OF LOS ANGELES	Debt-to-income ratio:	20.20%
Length of employment:	9 years 10 months	Location:	LOS ANGELES, CA

Home town:	HONOLULU
Current & past employers:	CITY OF LOS ANGELES, LOS ANGELES DEPARTMENT OF WATER AND POWER
Education:	UNIVERSITY OF HAWAII

This borrower member posted the following loan description, which has not been verified:

Son need's a drivable car for school & possible parttime work. I would like to give him a headstart but that means I need to payofff 1st Lending Club load which has a balance of less than $6000. I have always paid on time for nearly 2 years now. I have a $5550 monthly income in a Civil Service job with the City of Los Angeles and $1911 pension from Los Angeles Department of Water and Power. All my bills have been current the past 5 years which shows my ability and reliability to manage my finances. I am requesting your help.

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,017.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441627

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441627	$4,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441627. Member loan 441627 was requested on September 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,750 / month
Current employer:	QHR	Debt-to-income ratio:	6.73%
Length of employment:	3 years 6 months	Location:	Criag, CO

Home town:	Jamestown
Current & past employers:	QHR, Banner Health
Education:	Park University

This borrower member posted the following loan description, which has not been verified:

Upgrading capacity to expand home based coffee roasting business

A credit bureau reported the following information about this borrower member on September 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,735.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441665

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441665	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441665. Member loan 441665 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,577 / month
Current employer:	national grid	Debt-to-income ratio:	12.48%
Length of employment:	15 years 5 months	Location:	MONROE, NY

Home town:	Brooklyn
Current & past employers:	national grid, National Grid
Education:	Associates degree

This borrower member posted the following loan description, which has not been verified:

purchase furniture

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	46
Revolving Credit Balance:	$24,905.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441697

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441697	$7,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441697. Member loan 441697 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,834 / month
Current employer:	US Government	Debt-to-income ratio:	11.33%
Length of employment:	12 years	Location:	WASHINGTON DEPOT, CT

Home town:	Woburn
Current & past employers:	US Government
Education:	Brown University

This borrower member posted the following loan description, which has not been verified:

This loan will serve more as an emergency cash flow reserve. Some of the funds will be utilized for home and automotive projects. We presently own a parcel of land valued at $300,000. Our intent is to sell the land, pay off debt, and purchase another single family home. I am a sound candidate for this loan. I have been gainfully employed by the US Government for 12 years and have not had a late payment on any loans or obligations. I plan to pay this loan back in full in 6 months.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,706.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441717	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441717. Member loan 441717 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Tiffany & Company UK	Debt-to-income ratio:	9.80%
Length of employment:	3 years	Location:	Jersey City, NJ

Home town:	Mahwah
Current & past employers:	Tiffany & Company UK, Brinker International
Education:	Hamilton College-Clinton

This borrower member posted the following loan description, which has not been verified:

I am an American citizen with excellent American credit, bank accounts and credit cards in the USA. However I live in the United Kingdom and am looking for a loan to consolidate some major purchases (relocation is expensive), but as I have not been here very long I do not have the credit to qualify for UK loans. I am therefore looking for an American loan to be paid in to and out of my American checking account. I would like to pay a standard monthly rate direct my from account as a standing order, and also have the flexibility to pay off the loan in full should I have the opportunity without major repercussion.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	19
Revolving Credit Balance:	$5,934.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441719

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441719	$3,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441719. Member loan 441719 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Granite City Window Cleaning, Inc.	Debt-to-income ratio:	5.73%
Length of employment:	9 years 4 months	Location:	St. Cloud, MN

Home town:	St. Cloud
Current & past employers:	Granite City Window Cleaning, Inc., Darden Restaurants
Education:	St. Cloud State University

This borrower member posted the following loan description, which has not been verified:

We will closing on the sale of our home at the end of the month (September) due to both my wife and I landing new (and much better!!) jobs. In order to cover the balance of our mortgage after the sale, we need $3500. Both my wife and I will be paying on the balance of this loan, even though it is technically only my name on the loan. Our gross household income is $63,000/yr and we have very minimal debt (only 17K in student loans, combined @ payments of $296/month) besides our mortgage. After the sale of our home, we'll be moving to an apartment to save on some living expenses to build up our cash reserves again. We pay off our credit card every month and we pay for our vehicles with cash. Your investment in our loan is very safe, thank you for your consideration!

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,092.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441727	$3,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441727. Member loan 441727 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,708 / month
Current employer:	College of Saint Benedict	Debt-to-income ratio:	7.83%
Length of employment:	8 months	Location:	St. Cloud, MN

Home town:	St. Cloud
Current & past employers:	College of Saint Benedict, Darden Restaurants
Education:	College of Saint Benedict

This borrower member posted the following loan description, which has not been verified:

Hello, I plan on going back to school for a post-graduate internship. After completing the 6-month internship, I will become a Registered Dietitian, which will allow me to earn 50% more income than I'm earning now. Both my husband and I will be paying off this loan. We have a gross household income of $63,000 and, besides our mortgage, our only debt is some student loans (payments of $296/mo). We pay cash for our cars and pay our credit card off every month. We are very fiscally conservative and keep very strict budgets. We are a very safe investment and thank you in advance for your consideration for this loan!

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,092.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441758	$20,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441758. Member loan 441758 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Amay Associates	Debt-to-income ratio:	6.20%
Length of employment:	6 months	Location:	Medford, NY

Home town:	Manorville
Current & past employers:	Amay Associates, I.B.E.W local 25, U.S. Army
Education:	University of Florida, Central Texas College

This borrower member posted the following loan description, which has not been verified:

Ladies and Gentlemen, Thank you for your consideration in advance. I am an electrical contractor and currently building a TGIFridays restaurant. I have been in business for three years and have built up a large corporate clientel. My personal credit score has been able to carry me through the start up and first years of business. I have completed roughly 3/4's of the project and have one month till completion. This project has the most aggresive construction schedule I have ever been under and the billing will lag the completion of construction. With that said I need to carry one month of labor without receiving my billing from the general contractor. My final requisition will be to me in the first week of November, at which time I will repay the loan. I feel I am a good candidate for this loan due to my signed contract with the general contractor stating the award for 146,000. In addition my credit score is my life blood of my business and I need all bills to be paid on time or my credit stops and thus my business would follow. I am an american military veteran and have a strong sense of truth, responsibility, and honor. I also have two small children and teach them not only with words but actions. Following through and keeping your commitments and responsibilities is a life skill, one I instill through my actions. Thank you again for your consideration.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	55
Revolving Credit Balance:	$8,269.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 441784

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441784	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441784. Member loan 441784 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	R.E.B.B.TRUCKING	Debt-to-income ratio:	6.00%
Length of employment:	4 years 3 months	Location:	OCALA, FL

Home town:	HABANA
Current & past employers:	R.E.B.B.TRUCKING, US Postal Service (USPS)
Education:	HABANA,CUBA

This borrower member posted the following loan description, which has not been verified:

WE WAN'T TO OPEN A NEW BUSINESS, WITH PREVIOUS EXPERIENCE IN THIS FIELD.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,814.00	Public Records On File:	1
Revolving Line Utilization:	59.50%	Months Since Last Record:	78
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441787	$18,825	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441787. Member loan 441787 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,882 / month
Current employer:	East Los Angeles College	Debt-to-income ratio:	21.17%
Length of employment:	3 years 2 months	Location:	Los Angeles, CA

Home town:	Los Alamitos
Current & past employers:	East Los Angeles College, Los Angeles Community College District
Education:	Pace University-New York, East Los Angeles College

This borrower member posted the following loan description, which has not been verified:

Hello, I am requesting a loan to consolidate my debts so that my daughter and I can purchase our family's first home. I just finished getting my bachelor's degree and this loan would help us to get on a level playing field. While this loan may make my credit score go down at first because of the inquiry, eventually it should go up with the pay off of larger debt. It will also reduce the number of creditors owed to, which is difficult to keep track of sometimes. I am always looking for ways to make sure my debts are paid on time and try to give more than the minimum whenever possible. As long as the monthly payment is manageable, I believe we can handle this. Ideally automatic payments should be taken on the 15th rather than the 27th of the month, that my only caveat. I have been working at my job as an administrative secretary for over 9 years and just need help until my husband finds a job. I have two wonderful boys and a college graduate daughter and I know being able to put us in a house while prices are low would be the answer to our dreams. I sincerely hope you'll be able to help. Thank you.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	80
Revolving Credit Balance:	$9,114.00	Public Records On File:	0
Revolving Line Utilization:	57.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441804	$14,675	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441804. Member loan 441804 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Self Employed	Debt-to-income ratio:	21.21%
Length of employment:	14 years 11 months	Location:	San Diego, CA

Home town:
Current & past employers:	Self Employed, AppleOne Agency
Education:	Axia University

This borrower member posted the following loan description, which has not been verified:

First time home buyer and I have a small business. I have been self employed for more than 15 years. I went to school last year while running a business, and when the economy went down my business lost by 35%. Business is picking up and I need to get a house while it's affordable. My cash flow is so tight that I need a little bit of working capital. Thanks Adeline

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,548.00	Public Records On File:	1
Revolving Line Utilization:	87.50%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441806	$4,800	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441806. Member loan 441806 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,395 / month
Current employer:	Bakersfield City Schools	Debt-to-income ratio:	12.07%
Length of employment:	10 years 2 months	Location:	Bakersfield, CA

Home town:	Bakersfield
Current & past employers:	Bakersfield City Schools, Bakersfield Association for Retarded Citizens, Kern County Society for Crippled Children and Adults
Education:	California State University-Fresno (CSU Fresno), California State University-Bakersfield (CSUB), Fresno Pacific University

This borrower member posted the following loan description, which has not been verified:

I am a teacher with a steady income. I have the income to pay this loan even at the higher rate of carecredit, a medical credit card and product of GE Financial. They, however, chose to give me a lower limit for my dental expense ($1500) than they had given me previously just to buy tires($2600). While I do have other credit cards, I am paying them down and do not want to infringe on a plan to be debt free by this time next year. I am trying to do the smart and responsible thing but as often happens, an unexpected expense (in this case peridontal surgery) has created a bit of a crunch. I am in the middle of a masters program and that is taking up quite a bit of my extra credit. I have cut personal expenses and do not wish to open a new credit card at a high interest rate or expand the limit on an current higer rate card. It makes sense to me to apply for a loan through your company at a lower rate. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,028.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441807	$9,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441807. Member loan 441807 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Boykin Transport	Debt-to-income ratio:	0.48%
Length of employment:	4 years 9 months	Location:	BALTIMORE, MD

Home town:
Current & past employers:	Boykin Transport, gt usa
Education:	ccbc

This borrower member posted the following loan description, which has not been verified:

I would like to buy a used dodge ram pick-up

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	35
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441817	$3,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441817. Member loan 441817 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Orange County Public Schools	Debt-to-income ratio:	16.80%
Length of employment:	5 years 2 months	Location:	Orlando, FL

Home town:	Lakeland
Current & past employers:	Orange County Public Schools, Universal Studios
Education:	University of Central Florida

This borrower member posted the following loan description, which has not been verified:

This is to pay off one of my credit cards.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,088.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441826

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441826	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441826. Member loan 441826 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$23,092 / month
Current employer:	NBC	Debt-to-income ratio:	0.22%
Length of employment:	1 year	Location:	NEW YORK, NY

Home town:	Atlanta
Current & past employers:	NBC, Comedy Central
Education:	Harvard University

This borrower member posted the following loan description, which has not been verified:

My wife and I are expecting our first child and we want to consolidate our debt at a lower interest rate to allow more financially freedom in the future, thank you!

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,003.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441831	$8,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441831. Member loan 441831 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Self employed	Debt-to-income ratio:	14.16%
Length of employment:	6 years	Location:	NEVADA CITY, CA

Home town:	Grass Valley
Current & past employers:	Self employed, Pacific Coast Painting
Education:	Sierra COllege

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate the credit card debt and vendor debt that I have accumulated over the last 5 years of business and life. Unfortunately because of multiple payments and high interest rates i am fighting a uphill battle. I would like to consolidate this debt in to a single payment at a better interest rate to save money and free up my money to better run my business.. I have good credit and a decent income. I work very hard and would like to be able to save more money towards my future.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,338.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441855	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441855. Member loan 441855 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	16.56%
Length of employment:	n/a	Location:	fredericksburg.com, VA

Home town:	Berkeley Springs
Current & past employers:	J C Penney
Education:	Germanna Community College

This borrower member posted the following loan description, which has not been verified:

I'm a single mom with three kids. I get a substantial support check for my kids each month, however I was forced to pay all college expenses and school expenses for my kids and would like to consolidate all my revolving credit into one montthly payment and be in a better financial position in a year and not be streatched so tight each month so I can build and maintain a savings account for emergencies. I'm also in the process of getting a position as a substitute teacher and hope to be working in the next few weeks. Thank You for your concideration

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,173.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 441857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441857	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441857. Member loan 441857 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	State Street Corporation	Debt-to-income ratio:	16.70%
Length of employment:	7 years 7 months	Location:	Kansas City, MO

Home town:	Minot
Current & past employers:	State Street Corporation, Capitol Federal Savings, Luxotica
Education:	University of Kansas Main Campus

This borrower member posted the following loan description, which has not been verified:

To be used to consolidate Bank of America Visa Credit Card and pay-off Discover Installment Loan.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$667.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 441858

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441858	$17,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441858. Member loan 441858 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	Saginaw VA Medical Center	Debt-to-income ratio:	17.22%
Length of employment:	3 years 1 month	Location:	SAGINAW, MI

Home town:	Seattle
Current & past employers:	Saginaw VA Medical Center
Education:	Emory University

This borrower member posted the following loan description, which has not been verified:

Physical therapist in need of debt consolidation to decrease interest on several credit cards as well as pay off another installment loan. This payment is about the same as the installment loan, so the payment amount is not a concern. I am in a very stable industry and have had one employer for 14 years and another for 3 years. I have the opportunity to work as much as I want but I'd like to get back to just working one full-time job and spend more time with my family and friends.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,949.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441867	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441867. Member loan 441867 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,166 / month
Current employer:	Mason Diesel Service	Debt-to-income ratio:	20.94%
Length of employment:	5 years 3 months	Location:	REDMOND, UT

Home town:	Salina
Current & past employers:	Mason Diesel Service
Education:

This borrower member posted the following loan description, which has not been verified:

this loan is for paying of a lein so i can sale the house. the house is sold just need the financing to pay the lein off. Thanks

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1980	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	5
Revolving Credit Balance:	$535.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441885	$2,800	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441885. Member loan 441885 was requested on September 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	waltz engineering	Debt-to-income ratio:	18.29%
Length of employment:	4 years	Location:	chillicothe, OH

Home town:	chillicothe
Current & past employers:	waltz engineering, southeastern high school
Education:

This borrower member posted the following loan description, which has not been verified:

I am wanting to consolidate my credit cards to lower the interest rate and have them come into one payment so they are not scattered out thru the month. Haveing one payment would make it much easier.

A credit bureau reported the following information about this borrower member on September 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	23
Revolving Credit Balance:	$12,995.00	Public Records On File:	0
Revolving Line Utilization:	31.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441909	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441909. Member loan 441909 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	CVT	Debt-to-income ratio:	22.55%
Length of employment:	6 years 7 months	Location:	MISSION VIEJO, CA

Home town:	Mission Viejo
Current & past employers:	CVT, OC Diagnostic Imaging
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I'm going to Las Vegas Trip with my friends and it was a last minute decision. I have two car loans and 2 credit cards and I always pay my dues in a timely manner. I believe in capitalism and I believe if you work hard and honest you should be rewarded for it. I understand that this is your hard earned money so I definitely will pay you back. Thank You and God Bless Jason Rosete

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$2,149.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441972	$12,800	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441972. Member loan 441972 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	Union Memorial Hospital	Debt-to-income ratio:	13.33%
Length of employment:	4 years 8 months	Location:	ESSEX, MD

Home town:	Mckeesport
Current & past employers:	Union Memorial Hospital, Howard County General
Education:	Computer Technical Institute, Community College of Alleghany County

This borrower member posted the following loan description, which has not been verified:

I have credit card bills that I would like to consolidate into 1 monthly payment with 1 interest rate. I would like to pay off my cards and not use them at this time until the economy is in a better place. I am a responsible person who likes paying on time and this loan would help put that into perspective.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,230.00	Public Records On File:	0
Revolving Line Utilization:	26.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 441976

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441976	$4,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441976. Member loan 441976 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	GOOD, Inc	Debt-to-income ratio:	1.49%
Length of employment:	n/a	Location:	BROOKLYN, NY

Home town:	Mount Airy
Current & past employers:	GOOD, Inc, Hearst Corporation, Ryan McGinness Studios
Education:	North Carolina State University at Raleigh, Surry Community College

This borrower member posted the following loan description, which has not been verified:

I am moving to Los Angeles to start a new job as a software developer, and I need some cash to help with moving expenses and to secure a new lease. I currently have a substantial deposit tied up from my current lease that should be returned to me within 60 days. I am a good candidate for this loan because I've been employed full-time for 3 years, and I am due to start a new, better, full-time engagement on September 28. I presently have no outstanding debt.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	6	Months Since Last Delinquency:	20
Revolving Credit Balance:	$2,698.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 441999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441999	$19,425	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441999. Member loan 441999 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	UNISYS	Debt-to-income ratio:	15.01%
Length of employment:	9 years 8 months	Location:	BELTSVILLE, MD

Home town:	Hyderabad
Current & past employers:	UNISYS
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I have about 20,000 balance on credit cards at an average rate of 13%; and I am trying to payoff this balance at a faster rate by consolidating and paying more towards the principle. As you can verify I am never late of paymnets, and able to pay the minimum balance on all these cards right now! and my only way out is to payoff as loan. Please help me to get me out of debt. Praveen

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,306.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442000	$9,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442000. Member loan 442000 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Self-Employeed	Debt-to-income ratio:	6.14%
Length of employment:	8 years 8 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	Self-Employeed
Education:	South Texas College

This borrower member posted the following loan description, which has not been verified:

Debt Consolidation

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	39
Revolving Credit Balance:	$5,776.00	Public Records On File:	0
Revolving Line Utilization:	77.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442011	$5,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442011. Member loan 442011 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,417 / month
Current employer:	n/a	Debt-to-income ratio:	5.93%
Length of employment:	n/a	Location:	bell gardens, CA

Home town:
Current & past employers:	US Postal Service (USPS), PRES. SONNYCo
Education:

This borrower member posted the following loan description, which has not been verified:

i got hit by another truck and this covers the fees for having the accident in my neices uninsured car... this covers the damage costs

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$181,364.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442016	$19,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442016. Member loan 442016 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	University of South Florida	Debt-to-income ratio:	17.35%
Length of employment:	5 years 11 months	Location:	Temple Terrace, FL

Home town:	tampa
Current & past employers:	University of South Florida, Nielsen Media Research
Education:	University of South Florida

This borrower member posted the following loan description, which has not been verified:

I am a good payer who did run up credit cards attempting to finish PhD. I am finishing this semester and goal is to pay off expenses that I incurred. I will be getting a raise at work and I have a good credit rating.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,331.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442037	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442037. Member loan 442037 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	US Navy	Debt-to-income ratio:	17.78%
Length of employment:	6 years	Location:	Greenwood Village, CO

Home town:	Denver
Current & past employers:	US Navy
Education:	Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I am consolidating my two credit cards in an effort to get rid of my debt.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,498.00	Public Records On File:	0
Revolving Line Utilization:	62.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442052	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442052. Member loan 442052 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	XL Capital	Debt-to-income ratio:	18.45%
Length of employment:	2 years 2 months	Location:	Harleysville, PA

Home town:	Philadelphia
Current & past employers:	XL Capital, Philadelphia Insurance Company
Education:	La Salle University, Villanova University

This borrower member posted the following loan description, which has not been verified:

I would like a loan to payoff my 2 major credit cards, both of whon are with Chase. I had a low fixed interest rate on both cards and then the rate and minimum payment amount was raised last December. The minimum payments are killing me and when I try to pay more than the minimum, I am left with nothing to live on until the next paycheck. I just bought a condo in December before then rates were increased. I am responsible with my payments and feel if I can just get the interest rate lowered, than I will be able to pay the cards off with no problem. I contacted Chase and asked them to lower the rates and they declined my request, not suprisingly.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,074.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442093	$14,900	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442093. Member loan 442093 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	J & W	Debt-to-income ratio:	9.51%
Length of employment:	4 years 5 months	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:	J & W
Education:	California State University-Dominguez Hills (CSUDH)

This borrower member posted the following loan description, which has not been verified:

Hello, and thank you for viewing my listing, and potentially assisting in finacing my loan. I will be using 100% of this loan to pay off my current auto loan. the interest rate is higher than I would like, and the loan term was for 5 years. I am currently 1 year into the loan. I would prefer to pay it off asap at a much lower rate, this is why I am applying at lendingclub. I have good credit, and I have never made a late payment on anything. My credit score should be higher than what lending club obtained, but prior to applying for this loan I obtained a copy of my credit report and noticed some errors. I had them fixed, but in the process my oldest account was deleted by one of the credit bureaus. This dropped my credit score considerably. I then wrote the credit bureaus again to have it fixed, and after they relisted the account, my credit score was still much lower than earlier, for whatever reason. Anyways, long story short I pay my bills on time, and I am very particular about my credit so I can assure you that this loan with be paid in full with no late payments, most likely even before the loan maturity date. I work for J&W, they are a commercial property management company established over 40 years ago. I am the executive assistant, and have been working for this company for over 4 years. I have job stability, and I feel I am a very valuable part of the company. I don't have that much credit card debt, my combined monthly credit card payments is only $42....Here's a break down of my monthly expenses. Rent $915 Car loan $394 Auto Insurance $150 CC $42 Misc. (incl. food, gas, utilities, entertainment etc) $500 Total Monthly expense= $2001 The income reported is from my income alone. Although my husband also works full time and makes good money, but I have only included my income.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,691.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442105

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442105	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442105. Member loan 442105 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,392 / month
Current employer:	EPIC Aviation LLC	Debt-to-income ratio:	8.95%
Length of employment:	6 years 10 months	Location:	SALEM, OR

Home town:	Fullerton
Current & past employers:	EPIC Aviation LLC, Arizona State University
Education:	University of Washington at Seattle

This borrower member posted the following loan description, which has not been verified:

We are a stable, married couple looking to pay down our debt and live debt free in the near future. I have been employed as a contracts administrator with a large oil co. for 7 years and my husband Carl is a network engineer, employed at his job for 4 yrs and before that he owned his own consulting company in California. We own 2 modest homes in Oregon. Our primary residence was built in 1920. Once we get out of consumer debt, we'd like to move up to something a little more modern for our primary residence. We live on a budget, we eat lunches at home, and watch our spending. We are reliable and I know you will not be disappointed in lending to us. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	69
Revolving Credit Balance:	$25,212.00	Public Records On File:	0
Revolving Line Utilization:	46.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442115	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442115. Member loan 442115 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Cirque du Soleil	Debt-to-income ratio:	10.68%
Length of employment:	3 years 6 months	Location:	LAS VEGAS, NV

Home town:	Corsicana
Current & past employers:	Cirque du Soleil
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

My usually reliable car is now in need of a major repair. I am honest and forthright in paying my debts. Normally I wouldn't need a personal loan for this type of expense, but I was caught unexpected.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	56
Revolving Credit Balance:	$4,403.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442144	$10,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442144. Member loan 442144 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Fross & Fross Financial, LLC	Debt-to-income ratio:	17.80%
Length of employment:	2 years 6 months	Location:	OCALA, FL

Home town:	Ocala
Current & past employers:	Fross & Fross Financial, LLC, Cebert Wealth Management Group, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I am extremely debt conscious, and pay all my debts on time. I am simply tired of so many credit card minimums with varying rates and would like to consolidate them. I am also aware this will improve my credit score.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$42,530.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442145	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442145. Member loan 442145 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	St Francis Hospital and Medical Center	Debt-to-income ratio:	21.69%
Length of employment:	20 years	Location:	Andover, CT

Home town:	Hartford
Current & past employers:	St Francis Hospital and Medical Center
Education:	Northeastern University, University of Connecticut

This borrower member posted the following loan description, which has not been verified:

My husband and I would like to consolidate debt of five credit cards and pay over 4 years.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,969.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442147	$6,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442147. Member loan 442147 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Tetra Tech Inc.	Debt-to-income ratio:	14.05%
Length of employment:	2 years 5 months	Location:	Lorton, VA

Home town:	Kathmandu
Current & past employers:	Tetra Tech Inc.
Education:	Tribhuvan University, Kathmandu, Nepal

This borrower member posted the following loan description, which has not been verified:

I have been a nice boy, paying my cards on time, more than the minimum amount, but it never seems to get any smaller. The interest rates are so high, that the principal amount seems to be going down very little. This does affect my other bills. If I had about $6000, I could pay off the credit cards, and get some relief. It will be a lot better to get a smaller, fixed interest rate, and fixed repayment schedule.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,810.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442183

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442183	$12,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442183. Member loan 442183 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Self employeed	Debt-to-income ratio:	17.15%
Length of employment:	19 years 9 months	Location:	Shreveport, LA

Home town:	Shreveport
Current & past employers:	Self employeed, Happy Day Nursery
Education:	Louisiana State University-Shreveport (LSUS), Bossier Parish Community College

This borrower member posted the following loan description, which has not been verified:

Without reason my sears credit card jumped my rate to 29.99% I have been doing business with sears for 8 years without a late payment. I need to pay them off and no longer do business with them.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,452.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442189	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442189. Member loan 442189 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,246 / month
Current employer:	Retired	Debt-to-income ratio:	1.36%
Length of employment:	n/a	Location:	Childersburg, AL

Home town:	Childersburg
Current & past employers:	Retired, Kimberly Clark Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I work for the Department of Defense-DFAS-Columbus, Ohio and recently had my mother (91 years) move in with us last year due to her not being able to care for herself. We need to do some modifications at our home that will assist her getting around on the first floor and she is willing to sign for the loan in which she has very good credit. My mother was a hard working woman from Childersburg, Alabama, and I have the same work ethics. However, I am unable to directly apply for the loan at this time due to my current mortgage lenders Beneficial (which I am very dissatisfied with) who have hurt my credit rating in which I am trying to correct with them due to their negligence of not posting western union payments in a timely manner. I have been in my current home for 15 years and my home payments are current and I plan to stay in my home until I retire which is still some years away. My mother receives a social security check in the amount of $1,248.00 monthly, and my yearly salary with the Federal Government is $98,500.00. Additionally my wife receives a pension check of $1,000.00 monthly and has her own business at home. I am positive that my wife (who has retired after 24 years of service with the Federal Government) and myself, along with my mother will meet the loan payments in a timely manner. I've been in my home for 15 years and I've been with the Federal Government for 27 years.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	45
Revolving Credit Balance:	$76.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442191	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442191. Member loan 442191 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	Glow Networks	Debt-to-income ratio:	18.99%
Length of employment:	4 years 3 months	Location:	PLANO, TX

Home town:
Current & past employers:	Glow Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Need to consolidate credit card debt

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,577.00	Public Records On File:	0
Revolving Line Utilization:	30.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442205

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442205	$6,200	19.82%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442205. Member loan 442205 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Securitas Security	Debt-to-income ratio:	0.00%
Length of employment:	1 year 10 months	Location:	Miami Gardens, FL

Home town:	Miami Gardens
Current & past employers:	Securitas Security, Bryant Security
Education:	Miami Lakes Educational Center

This borrower member posted the following loan description, which has not been verified:

Business Credit is the driving force for this loan! I plan to deposit $6,000 into a safe and secured certificate of deposit (CD) at an FDIC local bank, borrow against it, to build credit with the bank so that I can get an large loan, purchase collateral, equipment and use strategic marketing to take my future business to the next level. My ultimate goal is to build a long-term relationship with my local banks so that my stockholders can yield a safe return. I am a good candidate for this loan because I have a well-established credit record, numerous revolving credit lines, I am dependable and reliable, and self-motivated and a record of paying on time. Thank you for your time and consideration

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442206

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442206	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442206. Member loan 442206 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	STOLL AMERICA	Debt-to-income ratio:	7.30%
Length of employment:	13 years	Location:	GARDEN CITY, NY

Home town:	EAST WILLISTON
Current & past employers:	STOLL AMERICA, IDEXX LABORATORIES
Education:	HOFSTRA

This borrower member posted the following loan description, which has not been verified:

I'm looking to payoff credit card debt at a better interest rate than I currently have. I tried to negotiate with the banks, but they have been very rigid. Many banks have been setting new terms so I chose to close those accounts and pay them off. This is why my credit report shows not too much available credit compared to credit limit. This is keeping my credit score in the 600's. My budget is very reasonable as I now live in my mother's house (my father recently passed away so I am there to take care of her). My monthly expenses are low because of this. I am single with no children. You will see that I am never late with payments as my accounts are all current. My goal is to payoff these debts quicker and a loan at a lower interest rate would accomplish this. I am a very good investment for you due to these factors. In addition, I would prefer to pay interest to you rather than the money hungry banks which caused these higher rates in the first place!

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,749.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442216

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442216	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442216. Member loan 442216 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,117 / month
Current employer:	Wachovia Corp.	Debt-to-income ratio:	14.06%
Length of employment:	2 years 1 month	Location:	Meriden, CT

Home town:
Current & past employers:	Wachovia Corp., Wells Fargo
Education:	Albertus Magnus College

This borrower member posted the following loan description, which has not been verified:

Hello! I am employed full time, attend school full time in pursuit of my BA (only 9 more months to go!), and I live with my hubby & 2 year old son. My hubby was laid off from his job in October 2008, and (thankfully) joined the ranks of the employed again this past April, but it took a toll on our finances. I'm hoping to get our loan approved so that we can consolidate our bills into one payment with a fixed payment schedule.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	59
Revolving Credit Balance:	$55,912.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442247	$11,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442247. Member loan 442247 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	23.18%
Length of employment:	2 years 4 months	Location:	Shepherdsville, KY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to pay off my credit card debt with a consolidation loan. However, I do not have anything to use for collateral.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,557.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442271	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442271. Member loan 442271 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	Coosa Country Club	Debt-to-income ratio:	6.81%
Length of employment:	1 year	Location:	Rome, GA

Home town:	Vicksburg
Current & past employers:	Coosa Country Club, Antoine's restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

I have a very secure well paying job, but my wife and I feel as if we are drowning in debt. We are on time with all of our payments, but feel like we are not moving forward or gaining any momentum on clearing our debt. We are good ,honest,responsible individuals who just can seem to get any help in the matter. I had my own business for 11 years, and when I closed it 8 years ago I had to declare chapter 13 bankruptcy. I made payments of 1500 dollars a month for five years and paid off my debt. I know that admitting this may hurt my chances at getting a loan, but I don't want anything for free or that I have not earned and take full responsibility for my debts, and just want to find a reasonable way to pay them off and not feel like I am losing my mind trying to get out of debt. Most of the debt was accumulated in a job relocation to a area where the cost of living handed us a shovel to dig the hole we now stand in. Any help would be greatly appreciated and paid back in a timely manner. Thank you for your time.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,418.00	Public Records On File:	0
Revolving Line Utilization:	96.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442283

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442283	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442283. Member loan 442283 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,182 / month
Current employer:	Blue Gem Jewerly	Debt-to-income ratio:	8.80%
Length of employment:	3 years 6 months	Location:	Los Angeles, CA

Home town:	Seoul
Current & past employers:	Blue Gem Jewerly
Education:	Seoul University

This borrower member posted the following loan description, which has not been verified:

Hi. I am applying for a loan to cover my children education expenses.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,831.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442290	$17,500	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442290. Member loan 442290 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Rabar Market Research, Inc.	Debt-to-income ratio:	9.81%
Length of employment:	14 years 9 months	Location:	White Plains, NY

Home town:	Elizabeth
Current & past employers:	Rabar Market Research, Inc.
Education:	University of Dallas

This borrower member posted the following loan description, which has not been verified:

I had given up control of my wedding to her parents with the expectations that they would be willing to pay for it. With less than a month to go, I suddenly being presented with the bills. I've already spent $15,000 for flowers, cakes, a photographer, a venue, and other incidentals, but I still need to pay for the catering. I have held the same position for 15 years, and I make a substantial salary, so repayment should not be a problem. I appreciate your consideration.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,651.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442318	$14,075	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442318. Member loan 442318 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,300 / month
Current employer:	retired	Debt-to-income ratio:	23.40%
Length of employment:	n/a	Location:	flushing, NY

Home town:	bs as
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

pay all my high interes credit cards and get debt free

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1970	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	28
Revolving Credit Balance:	$19,459.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442326	$11,700	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442326. Member loan 442326 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,633 / month
Current employer:	Black Hills Federal Credit Union	Debt-to-income ratio:	22.66%
Length of employment:	2 years 4 months	Location:	Rapid City, SD

Home town:	Sioux Falls
Current & past employers:	Black Hills Federal Credit Union, Citigroup Inc.
Education:	CUNY Bernard M Baruch College

This borrower member posted the following loan description, which has not been verified:

My husband was recently injured, shattering his wrist which required surgery. As an electrician and small business owner, he was out of work for a short time. One month after his accident, our 13-month old son was hospitalized with pneumonia. I am happy to say my husband is back to work full-time, and my son is fully recovered. However, we drained our savings and have additional credit card debt as well as several medical bills. I have never been late on a payment, and work in the financial services industry. I take my credit very seriously and just need help getting out of this current rut. I would be happy to answer any questions and hope you are able to assist. Thank you.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,677.00	Public Records On File:	0
Revolving Line Utilization:	45.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442337	$5,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442337. Member loan 442337 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,637 / month
Current employer:	University of Maryland	Debt-to-income ratio:	8.17%
Length of employment:	9 years 3 months	Location:	Upper Marlboro, MD

Home town:	Miami
Current & past employers:	University of Maryland
Education:

This borrower member posted the following loan description, which has not been verified:

I consider myself a great candidate for this loan because I am reliable, responsible and can pay it back. This loan will allow us to pay off debt at a lower interest rate, therefore enabling us to save money while simultaneously pay back this loan. My wife contributes to the household with her $44k/yr (gross) income from her full-time job and additionally from her intermittent commission income as a real estate agent. We purchased a home 2.5 yr ago (waited until we could afford it) with a 30 yr fixed @ 4.5%. We've since financed a couple of necessary upgrades/repairs and used our credit cards for car repairs (one car-paid for) and travel related to a family tragedy. I thank you in advance for considering this loan and I am happy to answer any additional questions.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,685.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442344	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442344. Member loan 442344 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Waukesha Iron and Metal	Debt-to-income ratio:	10.90%
Length of employment:	4 years 6 months	Location:	Waukesha, WI

Home town:	Rockford
Current & past employers:	Waukesha Iron and Metal
Education:	Rock Valley College

This borrower member posted the following loan description, which has not been verified:

I want to help pay my two kids college expenses and consolidate the debt that I have into one payment. I have always paid my loan payments on time or paid them off early. I have two kids that are going back to school to better themselves and want to help them out with some of the expense.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,636.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442354	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442354. Member loan 442354 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,221 / month
Current employer:	n/a	Debt-to-income ratio:	12.76%
Length of employment:	n/a	Location:	Warrensburg, MO

Home town:	Concordia
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am needing to borrow money to support a new business we have new customers starting sept 27 but will not recieve the funds from them till around oct 15th. If you look at my credit history I do not have any bad reports I have only been late on my credit card one time after my husband died. I have never had any problem paying back any loans, I also expect the business to pay back the loan. If you could help that would be great.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,031.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 442355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442355	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442355. Member loan 442355 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,300 / month
Current employer:	IBM	Debt-to-income ratio:	2.97%
Length of employment:	2 years 1 month	Location:	Albuquerque, NM

Home town:	Niagara Falls
Current & past employers:	IBM, Best Buy Co. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to consolidate high interest credit cards.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	63
Revolving Credit Balance:	$3,869.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442368	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442368. Member loan 442368 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	David Lerner Associates	Debt-to-income ratio:	10.32%
Length of employment:	2 years	Location:	LEVITTOWN, NY

Home town:	Queens
Current & past employers:	David Lerner Associates
Education:	Nassau Community College

This borrower member posted the following loan description, which has not been verified:

I'm applying for this loan because it's difficult to maintain several different accounts. I feel this loan will help to consolidate my bills, organize my debt, and pay it off in a timely manner.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,274.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442381

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442381	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442381. Member loan 442381 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	GBH CPAs	Debt-to-income ratio:	13.68%
Length of employment:	2 years	Location:	The Woodlands, TX

Home town:	Coleman
Current & past employers:	GBH CPAs, Malone & Bailey, PC
Education:	Sam Houston State University, Angelo State University, Stephen F Austin State University

This borrower member posted the following loan description, which has not been verified:

In April several of the credit card companies that I have balances on raised my interest rates up between 4-6%. I called all of the companies and they said the rate increase was due to the upcoming credit legislation that would put restriction on future rate hikes. I am now paying as much as 24% on some of my credit cards. While I can easily make the monthly payment the portion that is being applied to the balance has been greatly reduced with the increase in the rate. I would like to pay off some of these high rate credit cards with a lower rate loan. I work as an accountant for a public accounting firm and have been employed at my position for 3 years. I would like to be out of consumer debt in the next 3 years and by paying lower interest rates I can easily meet this goal.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,561.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442382	$18,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442382. Member loan 442382 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	FTL Trucking	Debt-to-income ratio:	1.12%
Length of employment:	2 years	Location:	Antelope, CA

Home town:
Current & past employers:	FTL Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to pay off the credit cards we have which is about 4100.00 We need to complete a new bathroom, and my wife is expecting another child making 3 children total, So we want to remodel our office to a child's room.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,995.00	Public Records On File:	0
Revolving Line Utilization:	36.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442405

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442405	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442405. Member loan 442405 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Marriott International Inc.	Debt-to-income ratio:	9.11%
Length of employment:	10 years 2 months	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Marriott International Inc.
Education:	Florida Gulf Coast University LCOB, University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my credit card debt into a single, fixed monthly payment at which time I will close out all but one of my credit cards. I am a good candidate because I have been with the same employer for over 10 years, and I have a substantial 401K that I really don't want to touch, but if an emergency did come up, I could tap that to cover this loan.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,091.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442443	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442443. Member loan 442443 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Engineering Services Network, Inc.	Debt-to-income ratio:	11.62%
Length of employment:	1 year	Location:	Alexandria, VT

Home town:	Fairfax
Current & past employers:	Engineering Services Network, Inc., Worldwide ERC
Education:	Indiana University-Bloomington

This borrower member posted the following loan description, which has not been verified:

Hello, I wanted to share a bit about myself and my interest/reason for obtaining a loan to invest in my education. I work full-time as a successful portfolio/project manager in the Washington D.C. area while also studying to complete my undergraduate degree from Indiana University. Most of my degree-work was actually completed at Indiana University- Bloomington during 1997-2002 (whenever I was able to cover tuition costs since my parents could only partly contribute with 2 of my 3 siblings also in college at this time). In August 2002, I returned home with the intention of transferring my IU credits to George Mason University in order to complete my degree cheaper & faster. I was quickly offered, and began working, a job which, one year later, led to my next job, also my first job, in the project management field. Since then I've worked my way up searching for, and taking advantage of, any opportunity/ task that could help increase my skill set and allow me to gain a large amount of experience within a short timeframe. I further invested in my career by 'backing up' my skills/ experience with a project mgmt certification thru Jones Int'l University and a MCTS designation for managing projects thru Microsoft. Although I love my job/career track, make a good living at it, and with the continuing growth of the project mgmt field, have a great job outlook, realized I still didn't feel fulfilled since I didn't have my college degree. (And after years of being nagged, promised my mom I would finish, as much for her, as myself :-) I found out, with a bit of research, I could actually fulfill my remaining credits at IU thru correspondence courses and began taking classes soon after. I'm now looking to register for my last 6 classes and am writing you in search of a loan to help cover costs. I'm shopping for a competitive fixed-rate / $10,000 / 36-month loan. I would categorize myself as an ideal/ responsible borrower based on the fact that I have always been a good borrower in the past and also considering all of my bills are paid on time and I maintain a good credit score. I also feel my 'character', as evident in my strong work ethic and ability to repeatedly set/meet goals, is indicative of a reliable candidate. Please feel free to contact me your best rates/ terms. Thank you!

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	36
Revolving Credit Balance:	$6,901.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442471	$3,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442471. Member loan 442471 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Aflac	Debt-to-income ratio:	17.29%
Length of employment:	1 month	Location:	Hamilton, NJ

Home town:	Salem
Current & past employers:	Aflac, Lifetouch Preschool Portraits
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I've just started a new job, and am trying to get my credit card payments to a minimal level. I've never been late on a payment, but making fewer payments at a lower rate would certainly make life easier for myself. Thank you for reading.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,502.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442478	$14,550	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442478. Member loan 442478 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Smooth-On, INC	Debt-to-income ratio:	14.56%
Length of employment:	1 year 8 months	Location:	Easton, PA

Home town:	Hackettstown
Current & past employers:	Smooth-On, INC, Chocolates On Broadway, Rick's A-tech Automotive
Education:	Northampton County Area Community College, Pennsylvania State University-Penn State Berks

This borrower member posted the following loan description, which has not been verified:

I'm looking to pay down the last bit of debt that I have. It is on two credit cards which I have been paying off in great chunks by flipping cars. I buy, repair, and sell the car, then pay down debt. In the past year and a half, I have paid down over $20k in student loan/old credit card debt. I will continue to chew up the debt as fast as I can, but when the economy went sour, American Express cut my limits (which were both over 40k per card!) and its now making my utilization look like its through the roof, bringing my score down to ~724. I have never ever been late on anything, had any delinquencies, negative remarks, or collections on my credit, and I never plan to. I'm looking to take care of these last few cards, and stop giving money to AE since they are cutting my lines and hurting my score, why give them money? I'm 26 years old, and have no other debt besides these last few cards and would like to become debt free by 27 (which is in Jan). I rarely even use my credit cards any longer, only debit. I only use my credit cards to keep my cards active, to keep my available credit up to continue to raise my score. I have an extremely stable job where I make just over 60k a year with overtime. I work a steady 50 hours a week if not more. Again, most of my income is used to pay off debts/keep a decent standard of living for my family. Now I'm just looking to stop feeding AE money every month, and would rather give it to someone more willing. Thank you for considering me

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,729.00	Public Records On File:	0
Revolving Line Utilization:	52.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442492	$6,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442492. Member loan 442492 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Oxnard Auto Brokers	Debt-to-income ratio:	6.30%
Length of employment:	3 years	Location:	Oxnard, CA

Home town:	Oxnard
Current & past employers:	Oxnard Auto Brokers, Smart Choice Auto Sales
Education:	Oxnard College

This borrower member posted the following loan description, which has not been verified:

To pay off Chase Visa Card. They just change my interest rate from 7.99 to 21.24 APR

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,339.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442500	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442500. Member loan 442500 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	GRAVES CONSTRUCTION/COASTAL ABSENTEE SERVICES	Debt-to-income ratio:	10.10%
Length of employment:	4 years 3 months	Location:	BLUFFTON, SC

Home town:	Charleston
Current & past employers:	GRAVES CONSTRUCTION/COASTAL ABSENTEE SERVICES, PRUITT CORP.
Education:	Trident Technical College

This borrower member posted the following loan description, which has not been verified:

I have never missed a credit card payment in my life and feel like I am in a hole. I have a credit card with Bank of America, Chase and American Express, I have cancelled AE and will cancel my Chase if some one will help. This is the first time I have asked for help and I am not enjoying it. But I realize I lived outside of my means and need to fix this. Thanks

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,366.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442501	$9,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442501. Member loan 442501 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Nationial oilwell Varco	Debt-to-income ratio:	18.58%
Length of employment:	5 years 1 month	Location:	Provo, UT

Home town:	Evanston
Current & past employers:	Nationial oilwell Varco
Education:	Utah Valley State College

This borrower member posted the following loan description, which has not been verified:

Our family used credit cards to live but they where to easy and we kept using them. Now we have four cards that we would like to combine into one payment plus cancell the cards. My husband and I are both employeed but the credit card payment with the high interst makes it hard to pay more and get out of dedt to live a fuller life plus the stress would be a little easier knowing there is and end.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,356.00	Public Records On File:	1
Revolving Line Utilization:	98.10%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442512

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442512	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442512. Member loan 442512 was requested on September 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	ISO New England Inc	Debt-to-income ratio:	16.66%
Length of employment:	6 years 9 months	Location:	Springfield, MA

Home town:	Springfield
Current & past employers:	ISO New England Inc, McDonalds, Six Flags (previously Riverside)
Education:	Western New England College, Springfield Technical Community College

This borrower member posted the following loan description, which has not been verified:

I'm looking to rid myself and my family of Credit Card debt accrued because of the unfortunate and unexpected termination of my spouse's job during her pregnancy (for unjustifiable reasons) just over a year and a half ago. I'm very reliable on making timely payments and have excellent pay history with the credit card companies. I've a solid working history -> 6+ years as an engineer with my current employer. Obtaining a loan would provide two things for us: 1. Lower interest rate equating to more cash flow 2. Reduced credit debt equating to increased and improved credit score 3. Get us back on the path of obtaining our goals - one being the ownership of our own home

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	58
Revolving Credit Balance:	$29,319.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 69001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
69001	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 69001. Member loan 69001 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	7.07%
Length of employment:	n/a	Location:	Rochester, NY

Home town:
Current & past employers:	University of Rochester
Education:	Thunderbird - School of Global Management

This borrower member posted the following loan description, which has not been verified:

Taking advantage of excellent credit to pay off credit card

A credit bureau reported the following information about this borrower member on February 20, 2008:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	0
Revolving Credit Balance:	$7,586.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	0
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 432225

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432225	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432225. Member loan 432225 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Hi-Link Technology Group	Debt-to-income ratio:	19.68%
Length of employment:	13 years 4 months	Location:	Stamford, CT

Home town:
Current & past employers:	Hi-Link Technology Group
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for long term loan

A credit bureau reported the following information about this borrower member on August 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,918.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 441734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
441734	$9,900	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 441734. Member loan 441734 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Kempthorn Motors	Debt-to-income ratio:	13.77%
Length of employment:	5 years 8 months	Location:	CANTON, OH

Home town:	Canton
Current & past employers:	Kempthorn Motors, Donatos Pizza
Education:

This borrower member posted the following loan description, which has not been verified:

I would use the funds to consolidate my debt, which consists of credit cards and personal loans. This would provide me with the opportunity to consolidate all of my payments into one. With one monthly payment and a lower APR than my credit cards, I will be able to make rapid progress on my debts and soon be on my way to financial freedom.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,221.00	Public Records On File:	1
Revolving Line Utilization:	40.30%	Months Since Last Record:	75
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442023	$14,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442023. Member loan 442023 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Clear Channel Communications	Debt-to-income ratio:	0.27%
Length of employment:	2 years 7 months	Location:	TUCKER, GA

Home town:	San Salvador
Current & past employers:	Clear Channel Communications, Dinasty Jewelry & Loan
Education:

This borrower member posted the following loan description, which has not been verified:

The following loan I am trying to get is for a Car Purchase. The full amount of the loan will go towards the purchase of the vehicle. I intend to pay this on a timely basis of the term agreed upon accepting the loan. I am a responsible person and hopefully I can get this loan to even better my credit for future bussines. The purpose loan to buy the car is to have a better reliable vehicel to get to my daily bussines, I am only requesting the amount listed on this loan request because I have $2000.00 which I am going to put out my pocket as you can say a down payment towards the car. Thanks and I look foward to do bussines with you company. Johnson G. Medrano

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$297.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442069	$12,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442069. Member loan 442069 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Pricewaterhouse Coopers	Debt-to-income ratio:	17.61%
Length of employment:	1 year	Location:	NEW ROCHELLE, NY

Home town:	New Rochelle
Current & past employers:	Pricewaterhouse Coopers, Angelina's of Tuckahoe
Education:	Iona College

This borrower member posted the following loan description, which has not been verified:

Currently have 12,300 in credit card debt that I would like to consolidate into one loan. This will enable me to have a fixed period of time to get out of debt while only paying interest on one principal balance rather then five different credit cards. I have a good credit score and wish to keep it that way, therefore, the commonly advertised debt consolidation programs as seen all over the internet are not practical for me because I am not delinquent, nor will I ever be on any of my debt. Additional information available upon request.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,441.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442128	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442128. Member loan 442128 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	State of California	Debt-to-income ratio:	10.51%
Length of employment:	8 years	Location:	SACRAMENTO, CA

Home town:	Salinas
Current & past employers:	State of California
Education:	Sacramento City College

This borrower member posted the following loan description, which has not been verified:

This personal loan will be used to better manage my current debt which totals about $17,500. My monthly interest expenses will be lessened and I will be able to contribute more money to savings. I am a reposonsible candidate for this loan. I have been employed with the State of California for more than eight years. I have consistently paid all of my accounts each month.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,980.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442165	$10,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442165. Member loan 442165 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	jr transporting	Debt-to-income ratio:	20.09%
Length of employment:	1 year	Location:	Salem, NH

Home town:	Brattleboro
Current & past employers:	jr transporting, jack nada
Education:	n/a

This borrower member posted the following loan description, which has not been verified:

I would like to update my kitchen and bath because they are the last 2 rooms left not done over since we bought the house in the 60's. I have a n estimate from a very reputable company who did my daughters house over last year. The total will be 17k but I want to pay 7k out of pocket and borrow the rest from lending club. The company name is Good Buy Services and they are listed on the better business bureau. I check them and my daughter is very happy with them.

A credit bureau reported the following information about this borrower member on September 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1967	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$548.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 442497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442497	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442497. Member loan 442497 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,250 / month
Current employer:	Safe Auto Insurance Company	Debt-to-income ratio:	12.90%
Length of employment:	2 years 1 month	Location:	PATASKALA, OH

Home town:	Pontiac
Current & past employers:	Safe Auto Insurance Company, NetJets
Education:	Otterbein College

This borrower member posted the following loan description, which has not been verified:

I'll be using the loan in combination with my down-payment to purchase a used car; hopefully a 2006 VW Passat. I am a good candidate because I have been taking control of my finances such that I create monthly budget that gets followed. I also have a very secure job in the Technology industry. In addition, I recently received employee of the month.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	27
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442661

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442661	$17,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442661. Member loan 442661 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,292 / month
Current employer:	Ga Dept of Revenue	Debt-to-income ratio:	15.80%
Length of employment:	25 years 6 months	Location:	WINDER, GA

Home town:
Current & past employers:	Ga Dept of Revenue
Education:	Gainesville State College

This borrower member posted the following loan description, which has not been verified:

I am seeking a fixed term loan to pay off credit card debt. I need a fixed term of 4 yes if possible and interest not to exceed 14%. I plan to close credit card accounts and pay myself out of debt.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,441.00	Public Records On File:	0
Revolving Line Utilization:	80.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442672	$5,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442672. Member loan 442672 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	RETIRED	Debt-to-income ratio:	12.70%
Length of employment:	30 years 8 months	Location:	Blackwood, NJ

Home town:	Philadelphia
Current & past employers:	RETIRED, City of Philadelphia
Education:	N/A

This borrower member posted the following loan description, which has not been verified:

Would like to have 1 monthly payment instead of 4 or 4

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,342.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 442691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442691	$8,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442691. Member loan 442691 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	NCI Inc.	Debt-to-income ratio:	16.72%
Length of employment:	3 months	Location:	Commerce Township, MI

Home town:	Wyandotte
Current & past employers:	NCI Inc., United Technologies, Computer Sciences Corporation, wayne state univerity
Education:	Henry Ford Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to replace my 20 year old furnace and air conditioner with a new energy efficient model. I am a very reliable and responsible borrower. I have never been late on any payments.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,951.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442699	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442699. Member loan 442699 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	synthes spine	Debt-to-income ratio:	8.36%
Length of employment:	4 years 5 months	Location:	LANDENBERG, PA

Home town:	DAFB
Current & past employers:	synthes spine
Education:	University of Delaware

This borrower member posted the following loan description, which has not been verified:

We had to renovate a room on our house due to some water damage from old windows and poor construction.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,942.00	Public Records On File:	0
Revolving Line Utilization:	13.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 442712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442712	$5,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442712. Member loan 442712 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	source one staffing	Debt-to-income ratio:	12.07%
Length of employment:	3 years 6 months	Location:	nutley, NJ

Home town:	boston
Current & past employers:	source one staffing, pitarki curielinc
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

i want to get a small loan,to buy my firts property house

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,181.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442716

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442716	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442716. Member loan 442716 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	self employed commercial property	Debt-to-income ratio:	7.33%
Length of employment:	12 years	Location:	pompano, FL

Home town:	Waterbury
Current & past employers:	self employed commercial property
Education:	mattatuck community college

This borrower member posted the following loan description, which has not been verified:

I also have a home improvement project on my commercial income property.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,084.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442733	$8,400	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442733. Member loan 442733 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Interac	Debt-to-income ratio:	8.56%
Length of employment:	5 months	Location:	KEARNY, NJ

Home town:	Paterson
Current & past employers:	Interac, Amp Marketing
Education:	Fairleigh Dickinson University-College at Florham

This borrower member posted the following loan description, which has not been verified:

The money borrow will be use for a wedding ring purchase. I will make a good, responsible candidate because I pay my payments on timely fashion and never misses payments.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,521.00	Public Records On File:	0
Revolving Line Utilization:	5.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442767	$11,300	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442767. Member loan 442767 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,491 / month
Current employer:	AM Skier	Debt-to-income ratio:	19.05%
Length of employment:	8 years	Location:	NARROWSBURG, NY

Home town:	Newburgh
Current & past employers:	AM Skier, Frontier Insurance Company
Education:

This borrower member posted the following loan description, which has not been verified:

I have been employed for 8 years full time for AM Skier Agency and part time for 4 years at a Deli in Barryville, NY

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,720.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442775	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442775. Member loan 442775 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	FBC of Westfield	Debt-to-income ratio:	20.46%
Length of employment:	9 months	Location:	Clementon, NJ

Home town:	Clementon
Current & past employers:	FBC of Westfield, CVS Caremark Corp., Clementon Park and Splash World, YMCA
Education:	West Chester University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

2008 was a tough year. I spent the entire year unemployed or underemployed due to various workplace closings and position eliminations. I was forced to decide each month which bills I'd be able to pay, and this hurt my credit big time. I often had to pay for bills using a credit card... and then I'd have the same payment due for the card the next month. It was a mess. In the beginning of this year, I accepted a new position as a Youth Leader/Asst Music Director at a church, and I am loving every minute of it. The really great thing here is that I am receiving a paycheck that allows me to pay off my debt from last year. Unfortunately, my delinquency from last year has sky-rocketed the interest rates on these debts. I would love to be able to pay off the debt I accrued ASAP because I have a long commute, and if I didn't have such huge payments every month I could afford housing closer to where I work, and maybe even an engagement ring! (don't tell!) Thank you so much and God bless you for all your help!

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,722.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442780	$6,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442780. Member loan 442780 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	your furniture solution	Debt-to-income ratio:	24.96%
Length of employment:	4 years 5 months	Location:	corona, NY

Home town:	guatemala
Current & past employers:	your furniture solution, hollywood diner
Education:	CUNY Hunter College

This borrower member posted the following loan description, which has not been verified:

i try to start my own home improvemet bussines. furniture bussines

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	27
Revolving Credit Balance:	$7,936.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442791	$19,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442791. Member loan 442791 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	10.93%
Length of employment:	n/a	Location:	BOCA RATON, FL

Home town:	Los Angeles
Current & past employers:	Med Partners
Education:	University of Louisville

This borrower member posted the following loan description, which has not been verified:

I will use the money to pay off credit cards that are at a higher rate and to make one monthly payment. I always pay my creditors in a timely fashion as my past credit will show.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,062.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442801	$16,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442801. Member loan 442801 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	City of Reno	Debt-to-income ratio:	15.83%
Length of employment:	2 years 7 months	Location:	RENO, NV

Home town:	Reno
Current & past employers:	City of Reno, Grand Sierra Resort, Best Buy Co. Inc.
Education:	University of Nevada-Reno, Truckee Meadows Community College

This borrower member posted the following loan description, which has not been verified:

Hi there! This loan application was initially approved through LendingTree, and I will be using it to consolidate some of the more predatory interest rates from credit cards. I am fully capable of paying this amount every month, as I have been paying upwards of $800 every month due the aforementioned high interest rates. I have attempted to work with these companies individually to negotiate more fair rates due to my tenure with their companies, but they have thus far proven to be unwilling. That said, I would be more than happy to bring my money to an organization/lender who appreciates it and who may understand that this is a network of people, who can help one another with simple cooperation. Sincerely, Brandon Cassinelli

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,923.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442807	$5,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442807. Member loan 442807 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	Loudoun County Public Schools	Debt-to-income ratio:	14.75%
Length of employment:	6 years 5 months	Location:	Dickerson, MD

Home town:	Bethesda
Current & past employers:	Loudoun County Public Schools
Education:	University of Maryland

This borrower member posted the following loan description, which has not been verified:

I am seeking my Master's Degree in Human Resource Management to further my career in the Human Resources office for a School System in Northern VA. I am working full time and trying to do school on the weekends. This money will help me pay for two classes tuition and books without trying to get a part time job.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	63
Revolving Credit Balance:	$36,428.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442853	$16,450	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442853. Member loan 442853 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Roth Building Company	Debt-to-income ratio:	22.91%
Length of employment:	6 months	Location:	LAKEWOOD, NJ

Home town:	Brooklyn
Current & past employers:	Roth Building Company
Education:	Touro College

This borrower member posted the following loan description, which has not been verified:

HI i am looking for a loan to consolidate my debt i always pay more than the minimum probably around 800 each month and more when i can i always pay on time and make sure my loans come first. i am just getting tired of keeping up with all the cards i have made some bad financial choices over the years, but have since learnt to balance a budget.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,703.00	Public Records On File:	0
Revolving Line Utilization:	83.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442869	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442869. Member loan 442869 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	American Museum of Natural History	Debt-to-income ratio:	22.13%
Length of employment:	9 years 9 months	Location:	Long Island City, NY

Home town:
Current & past employers:	American Museum of Natural History
Education:	Technical Career Institute

This borrower member posted the following loan description, which has not been verified:

Trying to consolidate some debts.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	18
Revolving Credit Balance:	$12,253.00	Public Records On File:	0
Revolving Line Utilization:	18.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 442884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442884	$6,350	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442884. Member loan 442884 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Self	Debt-to-income ratio:	21.53%
Length of employment:	2 years	Location:	FRIENDSHIP, WI

Home town:	Chicago
Current & past employers:	Self
Education:	Western Michigan University, Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Thank you very much for considering my application. I would like to pay off my credit card debt and escape the high interest rates that seem like I'm throwing money away instead of paying debt.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,727.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442934

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442934	$10,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442934. Member loan 442934 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Gale Brickman Agency, Inc.	Debt-to-income ratio:	10.80%
Length of employment:	4 months	Location:	Melville, NY

Home town:	Nesconset
Current & past employers:	Gale Brickman Agency, Inc., Self
Education:	Pohs Institute

This borrower member posted the following loan description, which has not been verified:

I have recently purchased an existing Allstate agency and have hired licensed, salaried staff to grow and expand the business. Although the business has increased in volume and value since my purchase, there have been many unknown and undisclosed expenses which must be taken care of to reach our goal. A loan and/or investor would help tremendously at this time.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$191,303.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 442940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442940	$14,075	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442940. Member loan 442940 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gale Brickman Agency	Debt-to-income ratio:	22.75%
Length of employment:	4 months	Location:	Shirley, NY

Home town:
Current & past employers:	Gale Brickman Agency, Euro mortgage Bankers
Education:

This borrower member posted the following loan description, which has not been verified:

I am a single mom with 2 boys one in college and one in high school and have been supporting myself for the last 8 years and have worked for mortgage companies that have gone out of business and during this time i have had to borrow from credit cards to support my self and son's. I live on long Island New York and rent and would love to be able to consolidate my debt so that i could save and buy a home for my children. I aslo do not want to have to claim bankruptcy.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	34
Revolving Credit Balance:	$18,013.00	Public Records On File:	1
Revolving Line Utilization:	61.90%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442949	$3,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442949. Member loan 442949 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,577 / month
Current employer:	Unemployment	Debt-to-income ratio:	0.95%
Length of employment:	4 months	Location:	Grand Haven, MI

Home town:	Jackson
Current & past employers:	Unemployment
Education:	Lansing Community College

This borrower member posted the following loan description, which has not been verified:

I had a Class "A" CDL drivers license years ago. Eight months ago I was laid off. Lack of work. I???ve been a Design Engineer for the past eighteen years. In this area we have many companies that have Design Engineers and most have laid off their Engineers due to lack of work. I'm 53 years old and the chances of me getting an Engineering job again are very slight. Here in Western Michigan they have laid off as many as 2,000 Engineers from places like Donnelly Corp, SEIMENS, DEMATIC, Steel Case, Haworth, Herman Miller etc... When I was a younger man I drove truck and would like to again. But I don't have the money for school and I have job promised to me at the end of September 2009. West Michigan CDL has a crash course for people like me that have had schooling and driven in the past, but have not driven for a few years. I have completed all the written test and with the one week course I will receive a Class "A" CDL. If I can get the financing for the schooling by the week ending Sept. 19th, 2009. I'll be back on the road making as much as I was as a Mechanical Design Engineer. For now I receive $362 from unemployment each week for the next year and 2 months. My house and cars are paid off and I don't have any other loans or credit cards. Just Utilities, insurance and taxes for our home. My wife also has been working at Bilmar foods for the past 23 years. I just need $3,000.00 this week for school so I can complete the schooling and start my new job at the end of the month. I will be able to make the loan payments even if I didn???t get the driving job. Thank You! Harry H. Mohney

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	31
Revolving Credit Balance:	$25.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 442958

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442958	$8,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442958. Member loan 442958 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Northeast Wisconsin Technical College	Debt-to-income ratio:	2.70%
Length of employment:	8 years 9 months	Location:	Coleman, WI

Home town:	Oconto Falls
Current & past employers:	Northeast Wisconsin Technical College, Paula Crum, DDS, MS
Education:	Silver Lake College

This borrower member posted the following loan description, which has not been verified:

I am currently approved for a home mortgage loan but need a short term loan for the down payment. I have recently divorced with my home on the market for sale. Once the home sells, I will have the finances to pay the short term loan off. I am unable to withdraw money from my retirmentment program or borrow against the policy due to it being a pension plan vs. a 401k.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,914.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 442963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442963	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442963. Member loan 442963 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	10.28%
Length of employment:	n/a	Location:	WARWICK, NY

Home town:	Passaic
Current & past employers:	Dial America Marketing
Education:	Rowan University, Bloomsburg University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

If approved, I wish to consolidate my credit card debt that I have amassed over the last few years while remoldeling my home and eliminate my credit card accounts for good.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,356.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442977	$2,650	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442977. Member loan 442977 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	City of Austin	Debt-to-income ratio:	22.66%
Length of employment:	6 years 11 months	Location:	Pflugerville, TX

Home town:	Austin
Current & past employers:	City of Austin
Education:	Texas Christian University, Midwestern State University

This borrower member posted the following loan description, which has not been verified:

Please help, I want to consolidate my credit card bills into one monthly payment. I am paying interest on several different cards and I am ready to have one bill and get rid of my cards altogether. I am good reliable client that is willing to pay whatever in order to get my finances in order. I have fair credit, I have a good job (firefighter) with decent income that will allow me to repay any loan that I am awarded by the lender. At this point I just want to see an end that is tangible with one monthly payment over a two or three years. So with consideration of this note and my credit history please allow me to accept this loan and put and end to my debt situation.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	62
Revolving Credit Balance:	$12,754.00	Public Records On File:	1
Revolving Line Utilization:	66.40%	Months Since Last Record:	15
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 442984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442984	$6,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442984. Member loan 442984 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,708 / month
Current employer:	Epic	Debt-to-income ratio:	15.69%
Length of employment:	4 years 2 months	Location:	Plain, WI

Home town:
Current & past employers:	Epic
Education:	Wellesley College

This borrower member posted the following loan description, which has not been verified:

Hi there, My husband and I would like to improve our home. Please help us out. Thanks!

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,207.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 442985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442985	$2,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442985. Member loan 442985 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	applied business	Debt-to-income ratio:	0.28%
Length of employment:	9 years 4 months	Location:	hawthorne, CA

Home town:	Rancho Palos Verdes
Current & past employers:	applied business
Education:

This borrower member posted the following loan description, which has not been verified:

I am a single father of two young children. I work for a computer software company and don't make very much. I have been trying to return to college to get my degrees for the past 2 years I just can't afford it. I have an opportunity to get a much better paying position at the company I currently work for I just need a degree. Thank you for you consideration. My credit is excellent and I own my home. I dont owe anyone and this would be an excellent way for me to better not only my life but the lives of my two kids.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 442992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442992	$9,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442992. Member loan 442992 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Insight Global	Debt-to-income ratio:	20.49%
Length of employment:	6 months	Location:	Mountain View, CA

Home town:	Mountain View
Current & past employers:	Insight Global, Microsoft
Education:	California State Polytechnic University-San Luis Obispo

This borrower member posted the following loan description, which has not been verified:

I have made significant progress over the last year and a half paying down debt. I am down to my last high rate card and consistently pay $1,400.00 to reduce the remaining balance. The card will be paid off. What I am interested in is a lower interest rate so that more of my payment will go towards the principal rather than the interest. I just want to be done with my Credit Card debt. Its been long enough financially and mentally.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,750.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 442993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
442993	$14,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 442993. Member loan 442993 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Cedar Pharmacy	Debt-to-income ratio:	21.29%
Length of employment:	4 years 6 months	Location:	Henderson, NV

Home town:	Salt Lake City
Current & past employers:	Cedar Pharmacy, Rite Aid
Education:	University of Southern Nevada

This borrower member posted the following loan description, which has not been verified:

I am completing my Pharmacy Degree loan payoff in December 2009, but I have a $10,000 baloon payment to complete the loan. I am currently making a payment of $2,630 per month on that but that ends after November, 2009. I would appreciate your consideration of my loan request. I am a full time pharmacist in the Las Vegas area and am a consistent, on-time payor of my bills.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,812.00	Public Records On File:	0
Revolving Line Utilization:	50.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 443000

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443000	$6,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443000. Member loan 443000 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,947 / month
Current employer:	Clark County Nevada	Debt-to-income ratio:	14.47%
Length of employment:	2 years 6 months	Location:	Las Vegas, NV

Home town:	Las Vegas
Current & past employers:	Clark County Nevada, University Medical Center of Southern Nevada
Education:

This borrower member posted the following loan description, which has not been verified:

In the last couple of months the interest rate on my credit cards has jumped drastically. I wasn't late on any payments or anything, I'm just one of many victims of a particularly despicable tactic that credit card companies are using to increase their profits. I have been continuosly employed in local government for the last 7 years and my employment is extremely stable.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,891.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443001	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443001. Member loan 443001 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	13.83%
Length of employment:	n/a	Location:	San Francisco, CA

Home town:	Burlingame
Current & past employers:	Amideast
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

I have very good credit and intend on repaying this loan as soon as possible.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,551.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443016

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443016	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443016. Member loan 443016 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,167 / month
Current employer:	APHF	Debt-to-income ratio:	8.38%
Length of employment:	8 years 1 month	Location:	Chicago, IL

Home town:	Saint Louis
Current & past employers:	APHF
Education:	Harvard, University of Missouri-Columbia, American Flyers

This borrower member posted the following loan description, which has not been verified:

After purchasing our first home over one year ago we became pregnant with our first child and now find ourselves in a one bedroom loft with no room for our precious baby girl and a house that cannot be sold in the current market. We plan to use the funds to construct an additional bedroom within our loft that will provide a nursery for our daughter and will simultaneously increase our home value once the market turns around. We are responsible, educated parents who have obtained the American dream, but who did not anticipate a third occupant when we purchased!

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	36
Revolving Credit Balance:	$865.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443071	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443071. Member loan 443071 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,375 / month
Current employer:	HSBC Bank USA	Debt-to-income ratio:	7.95%
Length of employment:	8 years 6 months	Location:	BRONX, NY

Home town:	Bronx
Current & past employers:	HSBC Bank USA
Education:	Kaplan University, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Thank you for the loan offer. I must have this money in my bank account by tomorrow, but the latest Thursday morning to make the final payment on my wedding cost. I was prepared to pay the venue $12000 in cash, but was surprised today by a deficit of $6000. If I do not get this loan, the wedding that I have been planning for the last year, will not happen. The wedding is this Saturday (09/19/09) and guests are scheduled to arrive by Friday. If the wedding is cancelled, I will lose more money in funds that cannot be refunded due to contractual obligations than what I will be paying back in this loan. Worst of all, my fiancee, will be devastated. This loan will be paid on time and possibly before. You will not be disappointed. I have always paid my debts by the due date or before.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	14
Revolving Credit Balance:	$18,507.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 443100

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443100	$18,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443100. Member loan 443100 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Kaiser Permenete	Debt-to-income ratio:	5.37%
Length of employment:	21 years 2 months	Location:	Pacoima, CA

Home town:	Pacoima
Current & past employers:	Kaiser Permenete
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Hello I need a loan for home improvements and home furnishing. The housing market is taking a turn and I want capitalize on that and possibly put my house on the market within the next 2 to 3 years.

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,915.00	Public Records On File:	0
Revolving Line Utilization:	17.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 443101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443101	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443101. Member loan 443101 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,458 / month
Current employer:	AmerisourceBergen Corp.	Debt-to-income ratio:	10.50%
Length of employment:	5 years	Location:	Addison, IL

Home town:	St. John
Current & past employers:	AmerisourceBergen Corp.
Education:	Purdue University-Calumet Campus

This borrower member posted the following loan description, which has not been verified:

Hello Lenders! My purpose for the loan is to pay off some credit cards. I am giving some serious thought to possibly purchasing a home and I think paying off the cards would really help. Ever since I got my first job 20 years ago, I have had continous employment and I have only worked at 4 places! I just recently made 5 years at my current job. I am trustworthy and honest, so I would be a good candidate for this loan. Please consider me for the loan. I would really appreciate it. Thanks!

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	63
Revolving Credit Balance:	$4,819.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443110	$13,475	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443110. Member loan 443110 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Bravo Development INC	Debt-to-income ratio:	22.11%
Length of employment:	1 year 7 months	Location:	Chesterfield, MO

Home town:	St. Louis
Current & past employers:	Bravo Development INC, Brinker International
Education:	St. Louis Community College - Forest Park

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to pay off my credit card balances and consolidate the debts into a single, lower interest rate loan. Traditional lending has not met my needs, as my bank does not offer debt consolidation loans and I am not a home owner (so I do not have equity available to me).

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,522.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443126	$13,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443126. Member loan 443126 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Bombardier Flexjet	Debt-to-income ratio:	9.43%
Length of employment:	3 months	Location:	Los Angeles, CA

Home town:	Fairfax
Current & past employers:	Bombardier Flexjet, Pfizer Inc., Novartis Pharmaceuticals, Flight Centre/Stage & Screen Travel
Education:	University of North Carolina at Chapel Hill (UNC), New York University (NYU), University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I'm a bright, young, award-winning sales executive with 11 years of dedicated professionalism, including 7 1/2 high-performing years with two of the world's top pharmaceutical companies. My career continues to be on the upswing: Despite the down economy, I've recently landed [and have been closing deals for several months at!] my dream job: Sales Director for Bombardier Aerospace, the #1 manufacturer of business jets (we're the maker of Learjet). I sell private jets to ultra-high net worth individuals and corporations, and my territory covers 10 U.S. states and western Canada. As a company, we're unique stanced in that we are both GROWING and in a very solid position of leadership in our industry. Unfortunately, my personal life has not fared so well: I have just completed a lengthy divorce. While difficult, I'm now ready to tidy up the last little bits leftover from the process. The upheaval threw my financial life and budget out of balance, since part of our agreed-upon settlement arrangement included the quick close-out and separation of our mutual financial obligations (related to our jointly-held home mortgage and property management). I am ready for--and humbly ask for your help in securing--a fresh start! This loan will enable me to finalize my personal separation by consolidating (and compartmentalizing) MY debt from my ex-husband's. My financials: With an expected job income of approximately $160K+ annually ($95K base plus sales commissions), plus renting my house for $57,600 annually to cover my mortgage ($4800/mo), I'm confident I'll have a firm grasp on my monthly expenses and will be able to repay this loan dependably. My goal--which is very attainable given my great job, personal aptitude, and my unparalleled work ethic: In three years' time (I'm aiming for two!), I will be back on my feet and 100% debt-free! I appreciate your consideration. Respectfully yours, Holly Hall

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$105,576.00	Public Records On File:	1
Revolving Line Utilization:	68.60%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 443148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
443148	$11,100	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 443148. Member loan 443148 was requested on September 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Self Employeed	Debt-to-income ratio:	20.84%
Length of employment:	10 years 3 months	Location:	San Antonio, TX

Home town:
Current & past employers:	Self Employeed
Education:

This borrower member posted the following loan description, which has not been verified:

Hello there, I have the following website www.mexihammocks.com which is a top website under google when you type " Mexican Hammock" Or " Mayan Hammocks" my website is on the top of the listings. I have been in business for over 10 years and also selling on ebay for over 9 years. My ebay user id is: pelana If you go to ebay and search for "mexican hammock" I will be on the top of the list, and you can see all my feedback over 11,500.00 positive feeback. That means I have had over 10k people that took the time to leave feedback and express the satisfaction for my product. We manufacture and bring the product to the US. I am looking for an investment to get ready for the busy Holiday Season, we need the funds to buy the raw material and pay for manufacturing cost to handmade the hammocks. Thank you for your time Please let me know if you have any questions

A credit bureau reported the following information about this borrower member on September 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,653.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Posting Report Supplement No. 49 dated September 16, 2009